TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
ANNUAL MEETING OF STOCKHOLDERS
PROPOSAL NO. 1 -- ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL NO. 2 -- AMEND AND RESTATE THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
PROPOSAL NO. 3 -- AMENDMENTS TO ROUGE STEEL COMPANY OUTSIDE DIRECTOR EQUITY PLAN
PROPOSAL NO. 4 -- 2004 STOCK INCENTIVE PLAN
PROPOSAL NO. 5 -- INDEPENDENT PUBLIC ACCOUNTANTS
SOLICITATION STATEMENT
STOCKHOLDER PROPOSALS
OTHER MATTERS
ANNUAL REPORT
ANNEX A
ROUGE INDUSTRIES, INC. AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
ANNEX B ROUGE STEEL COMPANY OUTSIDE DIRECTOR EQUITY PLAN (As Amended And Restated Effective DECEMBER 11, 2002)
ANNEX C ROUGE STEEL COMPANY 2004 STOCK INCENTIVE PLAN

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the registrant

Filed by a party other than the registrant

Check the appropriate box:

Preliminary proxy statement

Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2).

Definitive proxy statement.

Definitive additional materials.

Soliciting material pursuant to §240.14a-12.

Rouge Industries, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

      Payment of filing fee (check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

ROUGE INDUSTRIES, INC.

3001 Miller Road
P.O. Box 1699
Dearborn, Michigan 48121-1699

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
May 14, 2003

TO THE STOCKHOLDERS OF
  ROUGE INDUSTRIES, INC.:

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Rouge Industries, Inc. (the “Company”) will be held at the M-TEC Center, Henry Ford Community College, 3601 Schaefer Road, Dearborn, Michigan 48126, on Wednesday, May 14, 2003 at 10:00 a.m. for the following purposes:

1.	To elect two (2) members of the Board of Directors to serve until the 2006 annual meeting of stockholders or until their successors have been duly elected and shall have qualified;

2.	To consider and act upon a proposal to amend and restate the Company’s Amended and Restated Certificate of Incorporation (the “Certificate”). The amendments to be made are to delete (A) any reference to Worthington Industries, Inc. (“Worthington”) or its Affiliates in Sections 7 and 8 of Article Fourth; (B) the provision of Section 8(ii) of Article Fourth which provides for the automatic conversion of Mr. Carl L. Valdiserri’s shares of Class B Common Stock to Class A Common Stock if Mr. Valdiserri voluntarily ceases to be employed as the Chairman of the Board of Directors of the Company; and (C) Section 4 of Article Seventh which sets forth the manner in which Mr. Valdiserri’s first successor as Chairman of the Board of Directors and/or Chief Executive Officer of the Company will be chosen if Mr. Valdiserri voluntarily ceases to hold such positions;

3.	To consider and act upon a proposal to amend the Company’s Outside Director Equity Plan to increase the number of shares of Class A Common Stock available for grants of options or awards under the plan;

4.	To consider and act upon a proposal to adopt the 2004 Stock Incentive Plan;

5.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2003; and

6.	To consider and act upon such other business as may properly come before the Meeting.

      Only stockholders of record of the Company’s Class A Common Stock and Class B Common Stock, at the close of business on March 17, 2003, the record date for the Meeting, will be entitled to vote at the Meeting. Stockholders of record will vote together as a single class on each proposal.

      The foregoing proposals are described in more detail in the accompanying proxy statement, and you are encouraged to read the proxy statement in its entirety before voting.

      Your vote is important. Please sign and promptly mail the enclosed proxy, whether or not you plan to attend the Meeting. A return envelope is provided for your convenience.

By Order of the Board of Directors,

MARTIN SZYMANSKI Secretary

Dated: March 26, 2003

ROUGE INDUSTRIES, INC.

3001 Miller Road
P.O. Box 1699
Dearborn, Michigan 48121-1699

ANNUAL MEETING OF STOCKHOLDERS
MAY 14, 2003

PROXY STATEMENT

      This Proxy Statement is being mailed to the stockholders of ROUGE INDUSTRIES, INC. (the “Company”) on or about March 26, 2003 in connection with the solicitation by the Board of Directors of the Company of proxies for use at the 2003 Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at the M-TEC Center, Henry Ford Community College, 3601 Schaefer Road, Dearborn, Michigan 48126, on Wednesday, May 14, 2003 at 10:00 a.m., and at any adjournments or postponements of the Meeting. The Meeting has been called to consider and approve the proposals described in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

PROXIES AND VOTING RIGHTS

      The voting securities of the Company outstanding on March 17, 2003 consisted of 15,107,154 shares of class A common stock, par value $0.01 per share (the “Class A Common Stock”), each entitling the holder thereof to one vote per share, and 7,140,400 shares of class B common stock, par value $0.01 per share (the “Class B Common Stock”), each entitling the holder thereof to 2.5 votes per share, and together with the Class A Common Stock (the “Common Stock”). All classes of Common Stock will vote together as a single class on all matters presented for consideration at the Meeting. Only stockholders of record at the close of business on March 17, 2003 (the “Record Date”) are entitled to notice of and to vote at the Meeting. There was no other class of voting securities of the Company outstanding on the Record Date. A majority of the voting interest of the outstanding shares of Common Stock entitled to vote is required to be present in person or by proxy to constitute a quorum and permit the Meeting to be held.

      The enclosed proxy is being solicited by the Board of Directors of the Company to provide every stockholder an opportunity to vote on all matters that properly come before the Meeting, whether or not the stockholder attends in person. Shares cannot be voted at the Meeting unless the owner of record is present to vote or is represented by a proxy. When the enclosed proxy is properly signed, dated and returned, the shares represented by such proxy will be voted by the persons named as proxies in accordance with the stockholder’s directions. Except as otherwise specified in the proxy, shares will be voted FOR the election of the nominees for Class III director named herein, FOR the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation (the “Certificate”), FOR the amendment to the Company’s Outside Director Equity Plan (“ODEP”) to increase the number of shares of Class A Common Stock available for grants of options or awards pursuant to the plan, FOR adoption of the 2004 Stock Incentive Plan, FOR the ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 2003 and in the discretion of the proxy holder as to any other matter that may properly be brought before the Meeting. Any person who has signed and returned a proxy may revoke it at any time before it is exercised by submitting a subsequently executed proxy, by giving notice of revocation to the Secretary of the Company or by voting in person at the Meeting.

      The amendments to the Certificate require the affirmative vote of 66 2/3% of the combined voting power of the outstanding shares of Common Stock of the Company. Directors are elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy and entitled to vote. This means that the two nominees will be elected if they receive more affirmative votes than any other person. The amendment to the ODEP, the adoption of the 2004 Stock Incentive Plan and the ratification of the appointment of PricewaterhouseCoopers LLP requires approval by a majority of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote.

      Abstentions and broker non-votes will not be counted in determining the number of shares voted for or against any matter to be voted on at the Meeting. They are, however, counted in determining the presence of a quorum. Under the rules of the New York Stock Exchange, Inc. (“NYSE”), brokers who hold shares in street name for customers have the authority to vote on certain items when they have not received instructions from beneficial owners.

SECURITY OWNERSHIP

      The following table sets forth, as of December 31, 2002, information concerning ownership of the Common Stock outstanding by (i) each person known by the Company to be the beneficial owner of more than five percent of the Class A Common Stock, (ii) each director and nominee for election as a director, (iii) each of the six most highly compensated executive officers of the Company and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, (a) each stockholder has sole voting power and sole dispositive power with respect to the indicated shares and (b) the address of each such person is c/o Rouge Industries, Inc., 3001 Miller Road, P.O. Box 1699, Dearborn, Michigan 48121-1699.

	Shares of
	Common Stock		Percent of
Directors, Executive Officers	Beneficially		Total Voting
and 5% Stockholders	Owned	Percent(1)	Stock

Carl L. Valdiserri(2)(3)(4)(6)	7,416,095	33.3%	55.0%
First Pacific Advisors, Inc.(5)	2,887,000	13.0	8.8
11400 West Olympic Boulevard, Suite 1200 Los Angeles, California 90064
Merrill Lynch & Co., Inc.(5)	2,552,000	11.5	7.7
World Financial Center, North Tower 250 Vesey Street New York, NY 10381
Donald Smith & Co., Inc.(5)	1,102,700	5.0	3.3
East 80 Route 4, Suite 360 Paramus, New Jersey 07652
Dimensional Fund Advisors Inc.(5)	1,000,100	4.5	3.0
1299 Ocean Avenue, 11th Floor Santa Monica, California 90401
Commonwealth of Pennsylvania Public School Employees Retirement System(5)	829,400	3.7	2.5
5 North 5th Street Harrisburg, Pennsylvania 17101
Gary P. Latendresse(4)(6)	185,741	*	*
William E. Hornberger(4)(6)	123,700	*	*
Ronald J. Nock(4)(6)	73,333	*	*

	Shares of
	Common Stock		Percent of
Directors, Executive Officers	Beneficially		Total Voting
and 5% Stockholders	Owned	Percent(1)	Stock

Martin Szymanski(4)(6)	27,714	*	*
Wilbur B. Winland(4)(6)	41,231	*	*
Dominick C. Fanello(7)	34,464	*	*
John A. Kaplan(7)	6,305	*	*
John E. Lobbia(7)	44,047	*	*
Peter J. Pestillo(7)	5,000	*	*
Shamel T. Rushwin(7)	27,021	*	*
Clayton P. Shannon(7)	37,167	*	*
All Directors and Executive Officers as a Group (13 persons)(4)(6)(7)(8)	8,051,402	35.5%	56.2%

*	Less than one percent.

(1)	Based on 22,247,554 total outstanding shares of Common Stock on March 17, 2003, consisting of 15,107,154 shares of Class A Common Stock and 7,140,400 shares of Class B Common Stock outstanding on such date.

(2)	Mr. Valdiserri beneficially owns 7,140,400 shares of Class B Common Stock, which constitutes 100% of the issued and outstanding shares of Class B Common Stock, and 275,695 shares of Class A Common Stock. Under the Certificate, the Class A Common Stock and the Class B Common Stock are entitled to the same rights and preferences, except with respect to voting power; the Class A Common Stock is entitled to one vote per share and the Class B Common Stock is entitled to 2.5 votes per share. Accordingly, Mr. Valdiserri has the power to elect all the nominees for Class III director described herein as well as the entire Board of Directors of the Company and to approve the proposals to amend the Outside Director Equity Plan and to approve the 2004 Stock Incentive Plan.

(3)	The shares of Class B Common Stock are convertible into shares of Class A Common Stock (i) at any time in the discretion of the holder of such shares of Class B Common Stock or (ii) automatically upon the transfer of shares of Class B Common Stock to other than certain permitted transferees. The Certificate presently provides that upon death or permanent disability of Mr. Valdiserri or voluntary retirement of Mr. Valdiserri as Chairman of the Board of Directors of the Company, Mr. Valdiserri’s shares of Class B Common Stock will automatically be converted into an equal number of shares of Class A Common Stock. The conversion rate is one share of Class A Common Stock for each share of Class B Common Stock and is subject to adjustment in certain circumstances. Accordingly, as adjusted to reflect the conversion of such Class B Common Stock, Mr. Valdiserri owns beneficially (as that term is defined in Rule 13d-3 of the Exchange Act) 7,416,095 shares of Class A Common Stock, representing approximately 33% of the 22,247,554 as adjusted shares of Class A Common Stock outstanding.

(4)	The figures shown include shares of Class A Common Stock allocated to the accounts of participants under the Rouge Steel Company Savings Plan for Salaried Employees, as amended (the “Savings Plan”). Shares of Class A Common Stock acquired by the trustee for the Savings Plan, Putnam Fiduciary Trust Company, are allocated to the accounts of participants as of the end of each month. Participants are entitled to provide instructions as to the voting of the shares allocated to their accounts. Shares credited to the accounts of participants who do not provide voting instructions are voted proportionately in the same manner as the trustee votes the aggregate of all shares of Common Stock with respect to which the trustee has received voting instructions from participants.

(5)	The information shown is derived from information set forth in the latest statements filed with the Securities and Exchange Commission with respect to ownership of Class A Common Stock. The percentage of Class A Common Stock owned by First Pacific Advisors, Inc., Merrill Lynch & Co.,

Inc., Donald Smith & Co., Inc., Dimensional Fund Advisors Inc., and Commonwealth of Pennsylvania, Public School Employees Retirement System is approximately 19.1%, 16.9%, 7.3%, 6.6% and 5.5%, respectively.

(6)	The shares indicated include 45,000, 78,250, 56,500, 52,750, 27,000 and 40,100 shares of Class A Common Stock that may be acquired by Messrs. Valdiserri, Latendresse, Hornberger, Nock, Szymanski and Winland, respectively, upon exercise of stock options granted under the Rouge Steel Company 1994 Stock Incentive Plan, the Rouge Steel Company 1998 Stock Incentive Plan and the Rouge Steel Company 2002 Stock Incentive Plan (together, the “Stock Incentive Plans”).

(7)	The shares indicated include 25,111, 6,305, 29,111, 22,111 and 28,611 shares of Class A Common Stock that may be acquired by Messrs. Fanello, Kaplan, Lobbia, Rushwin and Shannon, respectively, upon exercise of stock options granted under the ODEP. Mr. Pestillo has requested that he be excluded from participation in the ODEP and as a result he has not received any stock options under the ODEP.

(8)	All Directors and Executive Officers as a Group includes any officer of Rouge Steel Company, the Company’s principal operating subsidiary, who exercises significant influence and authority over decisions affecting the Company.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

General

      Pursuant to the provisions of the Amended and Restated By-Laws of the Company (the “By-Laws”), the number of directors constituting the Board of Directors shall be not less than six nor more than nine. The Board presently consists of seven directors. The Company’s Certificate provides that the directors shall be divided into three classes: Class I, Class II and Class III, each class to consist of, as nearly as may be possible, one-third of the whole number of the Board of Directors. At each annual meeting of stockholders, the directors elected to succeed those whose terms are expiring shall be placed in the same class as the directors whom they succeed and elected for a term expiring on the third annual meeting of stockholders after their election or until their successors are duly elected and qualified. A director elected to fill a vacancy is elected to the same class as the director he or she succeeds, and a director elected to fill a newly created directorship holds office until the next election of the class to which such director is elected.

      The two present Class III directors, Mr. Carl L. Valdiserri and Mr. Clayton P. Shannon, are nominees for election this year for a three-year term expiring at the 2006 annual meeting of stockholders. The nominees and all of the continuing Class I and Class II directors, with the exception of Mr. John A. Kaplan, have been previously elected by the stockholders. On May 1, 2002, Mr. Kaplan was elected by the Board of Directors to fill a Class I vacancy created by the retirement of Mr. Louis D. Camino. On February 7, 2003, Mr. Dominick C. Fanello retired as a member of the Board of Directors. Of the seven present directors, only Mr. Valdiserri and Mr. Gary P. Latendresse are officers of the Company.

      The Nominating Committee may decide to seek a third Class II director or a third Class III director. The Company does not anticipate that a third Class III director will be selected prior to the Meeting.

      As of the date of this Proxy Statement, the Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve as a director, if elected. If any nominee is unable or declines to serve, all proxies will be voted in favor of the remaining nominee and any substitute nominee selected by the Board of Directors.

      To be eligible for election as a director, persons nominated other than by the Board of Directors must be nominated in accordance with the procedures set forth in the By-Laws. Those procedures require that written notice of the nomination be received by the Secretary of the Company 90 days prior to the date of the annual meeting of stockholders and contain certain information regarding the person or persons to be nominated and the stockholder giving such notice.

      Unless authority is specifically withheld, proxies will be voted for the election of the nominees named below to serve as directors of the Company until the 2006 annual meeting of stockholders of the Company or until their successors shall be duly elected and qualified. Directors shall be elected by a plurality of the votes cast, in person or by proxy, at the Meeting.

Business Experience

      Set forth as follows is information with respect to each nominee and each continuing director.

Nominees for Class III Directors — Terms Expire in 2006

	Principal Occupation	First Year
	for the Past Five Years	Became a
Name and Age	and Present Public Directorships	Director

Carl L. Valdiserri (66)	Mr. Valdiserri has been Chairman and Chief Executive Officer of the Company since 1989. From 1987 until 1989, he was an independent consultant regarding the steel industry, principally to The Chase Manhattan Bank, N.A. From 1982 until 1987, Mr. Valdiserri was Executive Vice President of Weirton Steel Corporation. Mr. Valdiserri joined the Weirton Division of National Steel Corporation in 1978. He was Chief Engineer in the Great Lakes Division of National Steel Corporation from 1973 to 1978 and held various other engineering positions from 1964 to 1972. He began his career with Wheeling-Pittsburgh Steel Corporation in 1958. Mr. Valdiserri has 44 years of experience in the steel manufacturing industry.	1989
Clayton P. Shannon (68)	Mr. Shannon was Senior Vice President, Finance and Chief Financial Officer at Calgon Carbon Corporation until his retirement in 1995. Prior to joining Calgon Carbon in 1985, Mr. Shannon served as Treasurer of National Intergroup, Inc., the former parent company of National Steel Corporation.	1990

Continuing Class I Directors — Terms Expire in 2004

	Principal Occupation	First Year
	for the Past Five Years	Became a
Name and Age	and Present Public Directorships	Director

John A. Kaplan (63)	Mr. Kaplan was Executive Vice President at Ford Motor Land Services Corporation from July 1998 until his retirement in December 2001. Mr. Kaplan served as Controller, Manufacturing, Ford Automotive Operations from June 1994 to July 1998, and from 1991 to 1994 he served as Vice President of Finance, Ford of Europe. Mr. Kaplan joined Ford in 1963 as a statistician and by 1973 was Controller for the Fiesta Vehicle and Manufacturing Program, Ford of Europe. Mr. Kaplan presently serves as the first Executive-in-Residence of the School of Management, University of Michigan — Dearborn.	2002
Peter J. Pestillo (64)	Mr. Pestillo has been Chairman and Chief Executive Officer of Visteon Corporation since January 1, 2000. Mr. Pestillo was Vice Chairman and Chief of Staff at Ford Motor Company from January 1999 to December 1999 and Executive Vice President, Corporate Relations from 1993 to 1999. Mr. Pestillo joined Ford in 1980, and his responsibilities since that time have included human resources, labor relations, legal and public affairs. Mr. Pestillo serves as a director of Sentry Insurance.	1990

	Principal Occupation	First Year
	for the Past Five Years	Became a
Name and Age	and Present Public Directorships	Director

Shamel T. Rushwin (55)	Mr. Rushwin has been Ford Visiting University Professor since February 2003. Mr. Rushwin was Vice President, North America Business Operations at Ford Motor Company from August 2001 to February 2003, Vice President, Vehicle Operations from January 2000 to July 2001 and Vice President, Advanced Manufacturing from March 1999 to December 1999. Prior to joining Ford in 1999, Mr. Rushwin was Vice President, International Manufacturing and Minivan Assembly Operations for DaimlerChrysler Corporation. Mr. Rushwin began his career with General Motors Corporation in 1965 and subsequently worked for Volkswagen of North America.	2000

Continuing Class II Directors — Terms Expire in 2005

	Principal Occupation	First Year
	For the Past Five	Became a
Name and Age	Years and Present Public Directorships	Director

Gary P. Latendresse (59)	Mr. Latendresse has been Vice Chairman and Chief Financial Officer of the Company since July 1999. From 1998 until July 1999, he was Executive Vice President and Chief Financial Officer of the Company. He was Vice President and Chief Financial Officer from 1992 to 1998 and Vice President, Finance and Controller from 1987 until 1992. Mr. Latendresse has held various financial positions with the Company and Ford Motor Company and has 34 years of experience in the steel manufacturing industry. Mr. Latendresse is also the Treasurer and Assistant Secretary of the Company.	1992
John E. Lobbia (61)	Mr. Lobbia was Chairman and Chief Executive Officer at DTE Energy Company from 1996 until his retirement in 1998. Mr. Lobbia served as Chairman and Chief Executive Officer of Detroit Edison Company from 1994 to 1996, as Chairman, President and Chief Executive Officer from 1990 to 1994 and as President and Chief Operating Officer from 1988 to 1990. Mr. Lobbia has worked directly with many of the Detroit area’s industrial concerns and has, during his career, had extensive experience with steel manufacturing customers at DTE Energy. Mr. Lobbia continues as a director of DTE Energy Company.	1990

Recommendation of the Board of Directors

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES.

Meetings and Committees

      The Board of Directors met or took action by unanimous written consent on seven occasions during the fiscal year ended December 31, 2002. There are five committees of the Board of Directors: the Executive Committee, the Audit Committee, the Compensation Committee, the Nominating Committee and the Employee Indemnification Committee.

      The members of the Executive Committee are Carl L. Valdiserri (Chairman), John E. Lobbia and Peter J. Pestillo. The Executive Committee did not meet or take any action by unanimous written consent during the fiscal year ended December 31, 2002. The Executive Committee possesses and exercises all the power and authority of the Board of Directors in the management and direction of the business and affairs of the Company, except as limited by law.

      The members of the Audit Committee are Clayton P. Shannon (Chairman), John A. Kaplan and John E. Lobbia. The Audit Committee met or took action by unanimous written consent on three occasions during the fiscal year ended December 31, 2002. The Audit Committee annually recommends to the Board of Directors independent public accountants to serve as auditors of the Company’s books, records and accounts, reviews the scope of the audits performed by such auditors and the audit reports prepared by them and reviews related party transactions and certain other matters. Each of the Members of the Audit Committee is “independent” within the meaning of Section 303.01 of the NYSE’s listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors.

      The members of the Compensation Committee are John E. Lobbia (Chairman), Peter J. Pestillo and Shamel T. Rushwin. The Compensation Committee met or took action by unanimous written consent on four occasions during the fiscal year ended December 31, 2002. The Compensation Committee establishes general compensation policies and reviews and determines salaries, benefits and incentive compensation for officers of the Company. It also reviews compensation and benefit programs applying to all hourly and salaried employees. None of the members of the Compensation Committee is a Company employee or eligible to participate in the Company’s executive compensation programs other than the ODEP.

      The members of the Nominating Committee are Carl L. Valdiserri (Chairman), Peter J. Pestillo and Clayton P. Shannon. The Nominating Committee took action by unanimous written consent on two occasions during the fiscal year ended December 31, 2002. The Nominating Committee recommends nominees to the Board of Directors of the Company. For information regarding the Nominating Committee’s consideration of nominees recommended to the Company’s stockholders, see “— Election of Directors” above.

      The members of the Employee Indemnification Committee are Carl L. Valdiserri (Chairman) and Gary P. Latendresse. The Employee Indemnification Committee was not required to take any action during the fiscal year ended December 31, 2002. The Employee Indemnification Committee determines whether to indemnify employees of the Company (other than officers and directors of the Company) against liabilities and claims arising out of employment with the Company.

      During 2002, each incumbent director attended or participated in more than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which such director served, with the exception of Mr. Pestillo.

Compensation of Directors

      General. Directors of the Company who are employees of the Company do not receive any compensation for being directors. Each director of the Company who is not an employee of the Company is entitled to receive (i) an annual director’s fee of $15,000 (the “Retainer”), payable in quarterly installments on each April 30, July 31, October 31 and January 31 (each such date, a “Retainer Payment Date”), (ii) $1,000 for attendance at each meeting of the Board of Directors,

(iii) $500 for attendance at each meeting of a standing committee of which he or she is a member, but not the chair, that is held in conjunction with any annual, regular or special meeting of the Board of Directors and $1,000 for attendance at each such committee meeting that is not held in conjunction with any annual, regular or special meeting of the Board of Directors, and (iv) $1,000 for chairing each meeting of a standing committee of which he or she is the chair that is held in conjunction with any annual, regular or special meeting of the Board of Directors and $1,500 for chairing each such committee meeting that is not held in conjunction with any annual, regular or special meeting of the Board of Directors. Each director who is not an employee of the Company also is entitled to be reimbursed for expenses incurred in connection with the business and affairs of the Company. Mr. Pestillo has elected to waive any of the above described fees and expense reimbursements in return for his services as director.

      Outside Director Equity Plan. The ODEP provides for the granting of stock, stock awards and stock options to Eligible Directors. An “Eligible Director” is a member of the Board of Directors who is not an employee of the Company, Rouge Steel Company or an affiliate of the Company (an “Outside Director”), except that an Eligible Director who is an employee of an entity that is an affiliate of the Company or Rouge Steel Company other than by virtue of the Company’s control of such entity may participate in the ODEP if such director is otherwise an Outside Director and participates in no equity-based plan (other than the ODEP) of the Company or any subsidiary thereof. The ODEP also provides, under certain circumstances, that Eligible Directors may elect to receive all or a portion of their retainer in the form of Class A Common Stock.

      The shares of Class A Common Stock available under the ODEP are offered and issued directly by the Company. No fees or commissions are charged by the Company in connection with stock awards and stock options under the ODEP.

      Each director who is not an employee of the Company also is eligible to participate in the ODEP. Under the terms of the ODEP, each eligible Director will automatically receive an option to purchase 1,000 shares of Class A Common Stock as of the date of each annual meeting of stockholders, provided such eligible Director continues to serve as a director of the Company after such annual meeting of stockholders. As of April 1, 2001 and prior to December 11, 2002, each eligible Director shall receive as of each Retainer Payment Date, but only in the event no quarterly portion of a Retainer is paid during that period or the quarterly retainer is zero, options to purchase the number of shares (rounded down to the next whole share) of Class A Common Stock equivalent to the quotient of (a) $7,500 divided by (b) 100% of the Fair Market Value of a share of Class A Common Stock as of the Retainer Payment Date (the “Director Purchase Price”). On or after December 11, 2002, each Eligible Director shall receive options to purchase a number of shares (rounded down to the next whole share) of Class A Common Stock equivalent to the quotient of (a) the quarterly portion of the Retainer paid such Eligible Director for such Retainer Payment Date divided by (b) the Director Purchase Price, provided that in the event the quarterly portion of the Retainer is zero, no Options will be granted. In 2002, Messrs. Fanello, Lobbia, Rushwin and Shannon were each granted options to purchase 23,523 shares of Class A Common Stock and Mr. Kaplan was granted options to purchase 12,611 shares of Class A Common Stock. At Mr. Pestillo’s request, he has been excluded from participation in the ODEP until further notice. As of March 26, 2003, Mr. Pestillo has not requested that the Company include him in the ODEP.

      As a general matter if options are granted under the ODEP, 25% of the options granted are exercisable on the date the options are granted, and assuming the director remains a member of the Board, an additional 25% of the options become exercisable each succeeding December 31. The exercise price may be paid, in whole or in part, (i) in cash; (ii) in whole shares of Class A Common Stock, valued at their then Fair Market Value (as defined in the ODEP); (iii) pursuant to an election prior to or coincidental with such exercise to satisfy the exercise price through the withholding of shares issuable upon exercise of the option and valued at their then Fair Market Value; or (iv) by a combination of such methods of payment. The Company may enter into any arrangement permitted under applicable laws (but only to the extent permitted under Rule 16b-3 under the Securities

Exchange Act of 1934, as amended (the “Exchange Act”)) to facilitate the “cashless” exercise of any option.

      Generally, an option may be exercised by an Eligible Director during the period that director remains a member of the Board of Directors and for a period of five years following retirement. However, only those options exercisable at the date of retirement may be exercised during the period following retirement unless the Plan Administrator determines otherwise and in no event will the options be exercisable more than ten years after the date of the grant. In the event of the death of an Eligible Director, the options shall be exercisable only within the 12 months next succeeding the date of death. However, only those options exercisable at the date of the Eligible Director’s death may be exercised during the period following death unless the Plan Administrator determines otherwise and in no event shall the options be exercisable more than ten years after the date of grant.

      The exercise price of each option is 100% of the Fair Market Value of the Class A Common Stock subject to an option on the date the option is granted.

      As of each Retainer Payment Date on and after April 30, 1999 and prior to December 11, 2002, during any period where the quarterly portion of the Retainer is paid, each Eligible Director shall automatically receive a stock award under the ODEP. The number of shares (rounded down to the next whole share) of Class A Common Stock awarded is equivalent to the quotient of (i) the quarterly retainer paid such Eligible Director for such Retainer Payment Date divided by (ii) the Director Purchase Price. In 2002, Messrs. Fanello, Lobbia, Kaplan, Rushwin and Shannon were each awarded zero shares of Class A Common Stock. On and after December 11, 2002, no such stock awards shall be made until recommenced by amendment to the ODEP.

      Furthermore, the Chief Executive Officer may, in his sole discretion, grant shares of Class A Common Stock to any Eligible Director who displays extraordinary performance for a particular period. The time of and amount of such grant and the performance required for such grant is determined in the sole discretion of the Chief Executive Officer; provided, however, that the Chief Executive Officer may not grant more than 2,000 shares to an Eligible Director pursuant to this provision during any calendar year. Shares of Class A Common Stock so granted must be held by the grantee for a period of six months following acquisition.

      An Eligible Director may irrevocably elect (the “Equity Election”), prior to each Retainer Payment Date, to receive all or a portion of the amounts paid by the Company to such Eligible Director as an annual retainer for services to be rendered as a member of the Board of Directors during any fiscal year of the Company, in the form of Class A Common Stock. If the retainer of an Eligible Director is increased subsequent to the Equity Election, such election shall apply to the amount of such increase. On the applicable Retainer Payment Date, the Eligible Director will receive the number of shares of Class A Common Stock equal to (i) the portion of the retainer specified in the Equity Election divided by (ii) the Director Purchase Price.

      In the event that payment of the option price is made by delivering shares to the Company, the optionee generally will not recognize any gain with respect to the exchanged shares, and special rules will apply in determining the basis of the new shares received. In addition, the fair market value of the additional shares received by the optionee will be taxable as ordinary income. In the event that shares issuable upon exercise are withheld by the Company in payment of the option price, the Fair Market Value of the additional shares received by the optionee will be taxable as ordinary income.

      The Board of Directors or the Compensation Committee may terminate, suspend, modify or amend the ODEP at any time, provided that such amendment does not impair the rights of an optionee or recipient with respect to any stock award or stock option previously granted under the ODEP and that stockholder approval is required to the extent that such stockholder approval is necessary to comply with applicable provisions of Section 16 of the Exchange Act (or Rule 16b-3 thereunder) or any other requirement of applicable law or regulation. Notwithstanding the foregoing, the provisions of the ODEP with respect to eligibility for participation or the timing or amounts of grants of stock awards or stock options may not be amended more than once every six months (other than to comport with changes in the Internal Revenue Code of 1986, as amended (the “Code”), or the Employee Retirement Income Security Act of 1974, as amended).

EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth, for the fiscal years ended December 31, 2002, 2001 and 2000, each component of compensation paid or awarded to, or earned by, the Chief Executive Officer (the “CEO”) of the Company and each of the five most highly compensated executive officers who were serving as executive officers at the end of the last fiscal year, other than the CEO (collectively referred to as the “Named Executive Officers”).

Summary Compensation Table

						Long-term
			Annual Compensation			Compensation

						Number of
						Securities
Name and				Other Annual		Underlying	All Other
Principal Position	Year	Salary	Bonus(1)	Compensation		Options	Compensation(2)

Carl L. Valdiserri(3)	2002	$12	—	$1,912	(4)	—	$2,599
Chairman and Chief	2001	68,759	—	—		60,000	2,699
Executive Officer	2000	275,000	—	—		—	4,130

Gary P. Latendresse	2002	235,000	—	—		21,000	2,208
Vice Chairman and	2001	235,000	—	—		25,000	2,292
Chief Financial Officer	2000	235,000	—	—		14,000	3,517

William E. Hornberger	2002	175,000	—	—		15,000	1,621
Senior Vice President,	2001	175,000	—	—		20,000	1,685
Corporate Relations and	2000	175,000	—	—		10,000	2,596
External Affairs

Ronald J. Nock	2002	175,000	—	5,379	(4)	13,000	1,621
Senior Vice President,	2001	175,000	—	5,318	(4)	15,000	1,685
Commercial and	2000	175,000	—	5,285	(4)	10,000	2,596
Strategic Planning

Martin Szymanski	2002	160,000	—	—		10,000	1,478
Vice President and	2001	160,000	—	—		10,000	1,536
General Counsel	2000	160,000	—	—		5,100	2,369

Wilbur B. Winland	2002	160,000	—	—		14,000	1,478
Vice President, Operations	2001	160,000	—	—		12,000	1,536
Rouge Steel Company	2000	160,000	—	—		8,000	1,682

(1)	Amounts awarded pursuant to the Rouge Steel Company Incentive Compensation Plan.

(2)	Consists of employer contributions to the Rouge Steel Company Savings Plan for Salaried Employees and life insurance premiums paid by the Company on behalf of the Named Executive Officers.

(3)	On April 1, 2001, Mr. Valdiserri’s base monthly salary was reduced to $1.00 (see Report of the Compensation Committee).

(4)	Includes reimbursement by the Company for certain taxes payable.

Individual Option Grants in 2002

      The Company adopted stock incentive plans in 1994, 1998 and 2002 (the “Stock Incentive Plans”) under which key employees can be granted stock options, stock appreciation rights, restricted stock and performance share awards. The following table sets forth information with respect to all stock options granted by the Compensation Committee to the Named Executive Officers during 2002 under the Stock Incentive Plans.

Option Grants in 2002

	Number of	Percent of
	Securities	Total Options
	Underlying	Granted to	Exercise or
	Options	Employees In	Base Price	Expiration	Grant Date
Executive	Granted(1)	Fiscal Year	Per Share	Date(2)	Value(3)

Carl L. Valdiserri	0	0.0%	$—	—	$—
Gary P. Latendresse	21,000	6.9	1.35	01/01/12	21,410
William E. Hornberger	15,000	4.9	1.35	01/01/12	15,293
Ronald J. Nock	13,000	4.3	1.35	01/01/12	13,254
Martin Szymanski	10,000	3.3	1.35	01/01/12	10,195
Wilbur B. Winland	14,000	4.6	1.35	01/01/12	14,273

(1)	Includes options which qualify as incentive stock options under Section 422 of the Code and options which do not so qualify.

(2)	Outstanding options expire ten years after the date of grant, if not earlier due to death, retirement, disability or termination of employment.

(3)	Based on the Black-Scholes option pricing model, using the following assumptions: (a) 7-year option term; (b) 4.84% risk-free interest rate; (c) 79.934% volatility; and (d) 0% dividend yield. Actual gain, if any, is dependent upon the actual performance of the shares of Class A Common Stock underlying these options, and there is no assurance that the amounts shown in this column will be achieved.

Aggregated Option Exercises in 2002 and Year-End Option Values

      No option held by any Named Executive Officer was exercised during 2002. The following table sets forth information with respect to each Named Executive Officer’s holdings of unexercised stock options at December 31, 2002.

Option Exercises in 2002

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-The-Money Options at
	Shares		Options at Fiscal Year-End		Fiscal Year-End
	Acquired on	Value
Executive	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Carl L. Valdiserri	$0	$0	45,000	15,000	$0	$0
Gary P. Latendresse	0	0	78,250	16,750	0	0
William E. Hornberger	0	0	56,500	12,500	0	0
Ronald J. Nock	0	0	52,750	10,250	0	0
Martin Szymanski	0	0	27,000	7,500	0	0
Wilbur B. Winland	0	0	40,100	10,000	0	0

Report of the Compensation Committee

      The Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) has the responsibility to review and determine compensation and benefits for all officers of the Company. It is also responsible for the determination of executive compensation programs and the award of incentive payments and stock options under those programs. In addition, the Compensation Committee reviews compensation and benefit programs applying to all hourly and salaried employees. The Compensation Committee presently consists of three directors, none of whom is or has been an employee of the Company or is eligible to participate in the Company’s executive compensation programs other than the ODEP.

      Philosophy. The Compensation Committee’s policies on executive compensation are designed to attract, retain and motivate executives by providing competitive levels of compensation that integrate the Company’s annual and long-term performance goals, reward strong corporate performance and recognize individual initiative and achievements to enhance stockholder value.

      The Compensation Committee reviews, among other things, survey data provided by independent, nationally recognized compensation consulting firms for both the steel industry and general industry. In particular, the Compensation Committee considers compensation data with respect to a peer group of integrated steel producers including all members of the common stock peer group. See “— Common Stock Performance.” In determining the common stock peer group for the Common Stock Performance graph, the Compensation Committee approved management’s selection of companies with comparable products, markets, customers or revenues. The compensation peer group provides the Compensation Committee with competitive data on companies in a comparable market.

      The Compensation Committee targets total cash compensation at levels generally comparable to the compensation peer group of steel companies. Executive compensation is weighted heavily toward the Company’s financial performance. The Compensation Committee also believes that stock ownership by employees and stock-based compensation programs are beneficial in aligning the interests of employees and stockholders.

      Components of Executive Officer Compensation. Executive officer compensation includes base salary, quarterly incentive cash compensation, long-term stock-based compensation and a broad-based benefits program.

      The base salaries of executive officers are targeted below the median of the compensation peer group of companies, subject to variation by individual executive based on individual performance and scope of responsibility. Incentive cash compensation provides a performance-sensitive compensation opportunity for the Company’s executives above the median of the compensation peer group. It is the Compensation Committee’s intent to set base compensation at levels so that when the Company performs well, the incentive compensation payments would put Company officers above the median level of cash compensation being paid to officers of the compensation peer group. Conversely, when the Company performs poorly, total cash compensation would fall below the median compensation level. For the third consecutive year, including 2002, no base salary increases were made to the Named Executive Officers.

      Incentive cash compensation is based upon measured financial results of the Company. Under the Company’s Incentive Compensation Plan (the “Incentive Compensation Plan”), the amount set aside for awards each quarter is a percentage of income before income taxes (as reported in Rouge Steel’s Consolidated Statement of Operations with certain adjustments). No incentive compensation was paid in 2002 to any executive officer due to the Company’s financial performance.

      The Company adopted the 1994 Stock Incentive Plan, the 1998 Stock Incentive Plan and the 2002 Stock Incentive Plan (the “Stock Incentive Plans”) to link executive compensation to the Company’s Class A Common Stock share price and to increase long-term retention of key employees. In 2002, the Compensation Committee approved the grant of stock options under the

Stock Incentive Plans to key managers of the Company, including the Named Executive Officers. The awards were targeted at or about the middle of the range of long-term incentive compensation paid to executive officers in the compensation peer groups as determined by the Compensation Committee’s review of survey data.

      The executive officers participate in a broad-based benefits program including a pension plan, health care coverage, life insurance, disability benefits and a tax-deferred savings plan.

      Compensation of the CEO. The Compensation Committee’s review of the compensation of the CEO, Carl L. Valdiserri, considered compensation survey data compiled by independent, nationally recognized compensation firms regarding the base salary, total cash compensation and total direct compensation of chief executive officers of the compensation peer group of steel companies and general industry.

      In its March 8, 2001 meeting, the Compensation Committee approved Mr. Valdiserri’s recommendation that his base monthly salary be reduced to $1.00 for a period of one year commencing on April 1, 2001. In consideration of the base salary reduction, the Compensation Committee approved a nonqualified stock option award to Mr. Valdiserri for 60,000 shares of the Company’s Class A Common Stock, pursuant to the Stock Incentive Plans, at an exercise price equal to its fair market value on April 1, 2001. In its March 20, 2002 meeting, the Compensation Committee approved Mr. Valdiserri’s recommendation that his base monthly salary reduction to $1.00 be continued for a period of six months. The Committee subsequently extended the salary reduction through December 31, 2002 with the provision that Mr. Valdiserri’s base salary would be restored to its pre-reduction level on January 1, 2003.

      Consistent with the Company’s philosophy that the total compensation of the CEO should be heavily dependent upon the Company’s financial performance, a significant portion of Mr. Valdiserri’s total compensation is targeted to incentive compensation. Mr. Valdiserri received no incentive compensation in 2002 due to the Company’s financial performance.

      In 2002, the Compensation Committee continued its support of a charitable fund in the name of Mr. Valdiserri to serve as an appropriate means for public recognition of the Company and Mr. Valdiserri’s personal interest in providing college scholarships for the dependents of Company employees.

      Deductibility of Compensation. The Internal Revenue Service, under Section 162(m) of the Code, will generally deny the deduction of compensation paid to certain executives to the extent such compensation exceeds $1 million, subject to an exception for compensation that meets certain “performance-based” requirements. Whether the Section 162(m) limitation with respect to an executive will be exceeded and whether the Company’s deductions for compensation paid in excess of the $1 million cap will be denied will depend upon the resolution of various factual and legal issues that cannot be resolved at this time. As to options granted under the Stock Incentive Plans, the Company intends to comply with the rules governing the Section 162(m) limitation so that compensation attributable to such options will not be subject to limitation under such rules. As to other compensation, it is not expected that compensation to executives of the Company will exceed the Section 162(m) limitation in the foreseeable future and no officer of the Company received compensation in 2002 which resulted, under Section 162(m), in the non-deductibility of such compensation to the Company. If, however, any compensation would be expected to exceed the Section 162(m) limitation, the Company will consider taking action to structure any such compensation in a manner to cause such compensation to be exempt from the Section 162(m) limitation.

COMPENSATION COMMITTEE

John E. Lobbia, Chairman Peter J. Pestillo Shamel T. Rushwin

Report of the Audit Committee

      Management of the Company is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent accountants, PricewaterhouseCoopers LLP, are responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States of America and the issuance of a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

      In that context, the Audit Committee has reviewed and discussed with management and the independent accountants the audited consolidated financial statements of the Company contained in the Company Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2002. Management represented to the Audit Committee that such financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees.” The independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee discussed with the independent accountants that firm’s independence from the Company and its management.

      Based on the Audit Committee’s discussion with management and the independent accountants and the Audit Committee’s review of the representation of management regarding the audited financial statements and of the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Clayton P. Shannon, Chairman John A. Kaplan John E. Lobbia

Common Stock Performance

      The following graph compares the cumulative return from investing $100 at December 31, 1997, in the Company’s Class A Common Stock, the S&P 500 index of companies, the S&P Steel Index and a peer group of integrated steel companies selected by management and comprised of National Steel Corporation, AK Steel Holding Corporation and Weirton Steel Corporation, with dividends assumed to be reinvested when received.

Performance Comparison

	1998	1999	2000	2001	2002

	Dec 31	Dec 31	Dec 31	Dec 31	Dec 31

Rouge Industries	72.90	66.54	16.03	12.15	9.18
S&P 500.	126.81	151.55	136.17	118.45	90.82
Peer Group	103.60	108.53	38.16	45.66	29.27
S&P Steel Index	84.92	91.12	55.56	69.20	51.69

Compensation Committee Interlocks and Insider Participation

      During the year ended December 31, 2002, Carl L. Valdiserri, Chairman and Chief Executive Officer of the Company, attended Compensation Committee meetings to present management recommendations and answer questions with respect to executive performance and compensation. No other member of the Board of Directors who is also an officer or employee of the Company participated in any such meetings.

Employee Benefit Plans

      Pension Plan. The table below sets forth the estimated qualified annual retirement benefits (contributory and noncontributory) under the Salaried Retirement Plan payable on a straight life annuity basis to the Named Executive Officers who meet the credited service requirement for retirement at age 65. Normal retirement benefits are not subject to deduction for Social Security benefits.

      The formula used to calculate noncontributory benefits under the qualified pension plan considers the participant’s non-contributory service and a flat benefit rate associated with that level of service. The formula used to determine contributory retirement benefits under the qualified pension plan considers (i) the participant’s final average pay, which is defined as the highest average monthly salary of any five consecutive December 31 dates of the last ten years that the participant was making contributions and (ii) the participant’s contributory service. Average monthly salary is the base monthly salary prior to giving effect to any salary reduction pursuant to the Company’s tax-efficient savings plan, and does not include bonuses or any other forms of supplemental compensation. To be eligible to receive a contributory benefit, participants must contribute at the rate of 1 1/2% of base salary for each credited year of service. At December 31, 2002, Messrs. Valdiserri, Latendresse and Hornberger had 13 credited years of service, and Messrs. Nock, Szymanski and Winland had 20.4, 6.0 and 18.1 credited years of service, respectively, under the qualified pension plan.

      Select members of management as determined by the Compensation Committee, including the Named Executive Officers, participate in the non-qualified Benefit Restoration Plan, in which salary in excess of the Code compensation limit is used in a formula similar to that which determines qualified plan contributory retirement benefits. For purposes of this plan, on or after January 1, 2000, Mr. Valdiserri’s salary is deemed to be the greater of $275,000 or his base annual salary. At December 31, 2002, Mr. Valdiserri had 13 credited years of service and Messrs. Nock, Szymanski and Winland had 20.4, 6.0 and 18.1 credited years of service, respectively. Messrs. Latendresse and Hornberger had 36.9 and 30.0 credited years of service, respectively, under the Benefit Restoration Plan, but the benefit under this plan is offset by Ford Motor Company General Retirement Plan benefits. The Pension Plan Table below may be utilized to estimate this benefit.

Pension Plan Table

	Credited Years of Service

Average Yearly
Compensation	5	10	15	20	25	30	35

$ 50,000	$3,500	$7,000	$10,500	$14,500	$18,000	$21,500	$25,000
100,000	8,000	16,500	25,000	33,000	41,500	49,500	58,000
150,000	12,500	26,000	39,000	52,000	65,000	78,000	91,000
200,000	17,000	35,000	53,000	70,500	88,500	106,500	124,000
250,000	22,000	44,500	67,000	89,500	112,000	134,500	157,000
300,000	26,500	53,500	81,000	108,500	135,500	163,000	190,000
350,000	31,000	63,000	95,000	127,000	159,000	191,000	223,500
400,000	35,500	72,500	109,000	146,000	182,500	219,500	256,500

      Select members of management as determined by the Compensation Committee, including the Named Executive Officers, participate in the non-qualified Supplemental Executive Retirement Plan (“SERP”), in which a benefit is based on a formula similar to that which determines contributory retirement benefits, except that the benefit is based on the average annual bonuses paid under the Incentive Compensation Plan for the highest five years of the ten years prior to retirement. For purposes of the SERP, at December 31, 2002, Mr. Valdiserri had 13 credited years of service and Messrs. Latendresse, Hornberger, Nock, Szymanski and Winland had 36.9, 30.0, 20.4, 6.0 and 18.1 credited years of service, respectively. The Pension Plan Table above may be utilized to estimate this benefit.

      Profit Sharing Plans for Hourly and Salaried Employees. Under the Profit Sharing Plan for Hourly Employees and the Profit Sharing Plan for Salaried Employees, the Company is obligated to make payments to eligible employees, with respect to each calendar quarter, of a portion of income before income taxes (as reported in Rouge Steel’s Consolidated Statement of Operations with certain adjustments) that meets certain targeted percentages of sales. The Company made no payments under these plans in 2002.

      Savings Plan for Salaried Employees. Under the Rouge Steel Company Savings Plan for Salaried Employees, eligible salaried employees may make voluntary pre-tax contributions not to exceed 20% of the employee’s base salary and after-tax contributions not to exceed 20% of the employee’s base salary. Among the investment alternatives available to employees since February 1995 is the investment of all or a portion of their accounts in Class A Common Stock. The Company is obligated to match the employee’s contributions up to 10% of the employee’s base salary. The Company matches employee contributions in an amount ranging from 0% to 100% (depending on Rouge Steel’s level of income before income taxes as a percentage of sales (as used in the profit sharing plans) during an applicable quarter) of the employee’s pre- and after-tax contributions during the applicable month. Since 1995, the Company’s matching contributions have been made in Class A Common Stock. No Company matching contributions were made in 2002.

      Incentive Compensation Plan. Under the Incentive Compensation Plan, the officers and employee-directors and certain other salaried employees of Rouge Steel are eligible to receive quarterly incentive compensation payments for contributing to the success of the Company. Upon the recommendation of the CEO of the Company, at the end of each quarter, the Compensation Committee will determine the maximum total amount of all such awards to be made for the quarter, will act on the recommendation made by the CEO regarding officer awards, and will determine the CEO’s award. The amount set aside each quarter is a percentage of Rouge Steel’s income before income taxes (as reported in Rouge Steel’s Consolidated Statement of Operations with certain adjustments). The Company made no payments under this plan in 2002.

      Stock Incentive Plans. Under the 1994 Stock Incentive Plan, the 1998 Stock Incentive Plan and the 2002 Stock Incentive Plan a maximum of 400,000 shares, 500,000 shares and 500,000 shares, respectively, of Class A Common Stock has been authorized for the granting of qualified incentive stock options (“ISOs”), nonqualified stock options (“NQSOs” and together with ISOs, “Options”), stock appreciation rights (“SARs”), restricted stock awards (“RSAs”) and performance share awards (“PSAs”). On May 15, 2002, the Company’s stockholders approved the reduction of the number of shares available under the 2002 Stock Incentive Plan from 500,000 to 450,000. The shares of Class A Common Stock available under the Stock Incentive Plans are offered and issued directly by the Company. No fees or commissions will be charged by the Company in connection with the awards. In no event may any employee receive Options, SARs, RSAs, PSAs or any combination thereof for more than 50,000 shares of Class A Common Stock over the life of the 1994 Stock Incentive Plan, the 1998 Stock Incentive Plan or the 2002 Stock Incentive Plan. As of December 31, 2002, Options totaling 363,976 shares were outstanding pursuant to the 1994 Stock Incentive Plan, 462,300 shares were outstanding pursuant to the 1998 Stock Incentive Plan and 302,875 shares were outstanding pursuant to the 2002 Stock Incentive Plan. The purposes of the Stock Incentive Plans are to align the interests of certain officers of the Company and employees of Rouge Steel with those of stockholders by rewarding long-term growth and profitability of the Company and to attract and retain individuals of experience and ability. All officers and employee-directors and certain other employees of the Company or its subsidiaries are eligible to participate under the Stock Incentive Plans, as deemed appropriate by the Compensation Committee.

Separation Benefits

      The Company does not have employment contracts with its executive officers. Certain salaried employees of Rouge Steel, including the Named Executive Officers, are eligible to participate in the Rouge Steel’s Salaried Income Security Plan (the “SISP”). Under the SISP, eligible salaried employees are entitled to receive basic and supplemental benefits in the event of certain terminations of employment with Rouge Steel. In the event of such a termination, eligible salaried employees who have at least one full year of service are entitled to receive up to 12 months of base salary paid over 22 months depending on years of service at termination. Upon exhaustion of basic benefits under the SISP, eligible employees with more than 15 years of service are entitled to receive supplemental benefits equal to 50% of base salary plus 1% for each full year of service over 15 years. These supplemental benefits continue until reemployment, refusal to accept work, retirement or death. For purposes of basic and supplemental benefits under the SISP, base salary is the highest base salary received during the 12 months immediately preceding termination.

      Certain Rouge Steel executives, including Messrs. Latendresse, Hornberger, Nock, Szymanski and Winland have entered into agreements that were unanimously approved by the outside members of the Board of Directors. These agreements provide severance benefits upon a defined change in control event coupled with employment termination under certain circumstances. Upon the occurrence of a defined termination, executives with such an agreement are eligible for a lump sum payment equal to two times base salary and target bonus, welfare benefits (excluding stock and disability plan benefits), outplacement services not to exceed 15% of base pay, the accelerated vesting of non-vested stock options and additional benefits under the Supplemental Executive Retirement Plan and the Benefit Restoration Plan. These benefits are offset by benefits payable under the previous paragraph.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

      The Company believes that the transactions discussed below, as well as the terms of any future transactions and agreements (including renewals of any existing agreements) between the Company and its affiliates, are and will be at least as favorable to the Company as could be obtained from unaffiliated parties. The Board of Directors of the Company will be advised in advance of any such proposed transaction or agreement and will utilize such procedures in evaluating the terms and provisions of such proposed transaction or agreement as are appropriate in light of the fiduciary duties of the directors under the Delaware General Corporation Law. In addition, the Company has established an Audit Committee, which consists of three independent directors. One of the responsibilities of the Audit Committee is to review related party transactions. See “Proposal No. 1 — Election of Directors.”

The Amended and Restated Stockholders Agreement

      The Amended and Restated Stockholders Agreement provides Carl L. Valdiserri four demand registration rights in certain circumstances with respect to his shares of Class A Common Stock. The demand registration rights described above are exercisable at any time. In addition, Mr. Valdiserri and/or his permitted transferees have unlimited demand registration rights on Forms S-2 and S-3. Mr. Valdiserri and/or his permitted transferees also have unlimited piggyback registration rights. The Company has agreed to pay any expenses (except underwriting discounts and commissions) incurred in connection with a registration requested under the Amended and Restated Stockholders Agreement, except that, with respect to the demand registration rights, reimbursement is required only where the expected purchase price of the registrable securities exceeds $5 million.

      The Amended and Restated Stockholders Agreement terminates (a) upon the consent of each of the parties; (b) upon the sale of all or substantially all of the assets of the Company and the distribution of the proceeds thereof to the stockholders at such time; (c) as to any share of Common Stock, when such share is transferred other than to permitted transferees; (d) as to any party, when such party ceases to hold any Common Stock (or any legal or beneficial interest therein); or (e) on February 28, 2004, provided that certain expense and indemnification provisions survive.

PROPOSAL NO. 2 — AMEND AND RESTATE
THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

      The Board of Directors has unanimously approved resolutions declaring it advisable to amend the Certificate to delete (1) references to Worthington Industries, Inc. (“Worthington”) contained in Sections 7 and 8 of Article Fourth, (2) the provision of Section 8(ii) of Article Fourth providing for the automatic conversion of Mr. Carl L. Valdiserri’s shares of Class B Common Stock if Mr. Valdiserri voluntarily ceases to be employed as the Chairman of the Board of Directors of the Company, and (3) Section 4 of Article Seventh which sets forth the manner in which Mr. Valdiserri’s first successor as Chairman of the Board of Directors and/or Chief Executive Officer of the Company will be chosen if Mr. Valdiserri voluntarily ceases to hold such positions. The full text of Articles Fourth and Seventh, as proposed to be amended in the Company’s Second Amended and Restated Certificate of Incorporation, is attached as Annex A to this Proxy Statement and is incorporated herein by reference.

Background

      At the time of the initial public offering of the Company’s predecessor, Rouge Steel Company (“Rouge Steel”), Rouge Steel and its principal shareholders, including Mr. Valdiserri and Worthington Industries, Inc. (“Worthington”), amended and restated Rouge Steel’s certificate of incorporation to include certain anti-takeover provisions, including the provision in Section 7 of Article Fourth providing that certain mergers, sales of assets, liquidations, dissolutions, reclassifications or recapitalizations involving interested stockholders be approved by holders of at least 80% of Rouge Steel’s outstanding voting stock unless approved by a majority of the Disinterested Directors (as defined in such certificate of incorporation). Section 8(ii) of Article Fourth also was added at that time providing for the automatic conversion of Mr. Valdiserri’s Class B Common Stock to Class A Common Stock on the voluntary cessation of his employment or his death or permanent disability, as was Section 4 of Article Seventh which provides a mechanism for the selection of the first successor to Mr. Valdiserri as chairman and/or chief executive officer if he voluntarily ceases to hold such positions. These provisions were heavily negotiated among the parties and in the case of Section 8(ii) of Article Fourth and Section 4 of Article Seventh, were primarily intended to provide Worthington with expanded voting control and influence over the business of the Company. When Rouge Steel reorganized into a holding company structure in 1997, each of these provisions were continued in the Company’s Certificate. While Worthington ceased to be a stockholder of the Company on March 1, 2000, certain provisions of Sections 7 and 8 of Article Fourth of the Certificate continue to reference Worthington.

      1. Removal of References to Worthington

      The Board approved resolutions amending Sections 7 and 8 of Article Fourth, to eliminate language in the Certificate relating to Worthington. Worthington is specifically referenced in Sections 7(iii)(b)(3) and (4)(C) and Sections 8(iv)(b) and (viii).

      As discussed above, Worthington is no longer a stockholder of the Company and the Board believes that the references to Worthington are no longer required in the Certificate. Furthermore, the Board does not believe that by removing the references to Worthington that any of the protections for the Company and its stockholders intended by those sections are adversely impacted.

      In the case of the references to Worthington contained in Section 7(iii)(b)(3) and (4)(C), each of those references is contained in a provision exempting Worthington from application of the provision. By amending the Certificate to remove the provisions, Worthington will no longer be able to engage in certain takeover transactions with the Company (for example, a merger, consolidation or recapitalization) if it owns stock of the Company in excess of the limits provided in Section 7 of Article Fourth (20%) without complying with the provisions of such section. If the provisions are left in, Worthington could acquire up to 35% of the stock of the Company before being required to comply with the procedures set forth in Section 7 of Article Fourth. The proposed amendments would merely treat Worthington the same as all other persons interested in engaging in a business combination with the Company.

      The specific references to Worthington in Section 7 of Article Fourth that the Board proposes removing are set forth below in italics:

      (i) Section 7(iii)(b)(3):

(3)	the consideration to be received by holders of a particular class or series of outstanding Voting Stock (including Common Stock) shall be in cash or in the same form as was previously paid in order to acquire shares of such class or series of Voting Stock that are beneficially owned by the Interested Stockholder, and if the Interested Stockholder beneficially owns shares of any class or series of Voting Stock that were acquired with varying forms of consideration, the form of consideration to be received by holders of such class or series of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class or series of Voting Stock beneficially owned by it; provided, however, that this clause (3) shall not apply to (A) any shares of Common Stock acquired by Worthington Industries, Incorporated (“Worthington”) or its Affiliates prior to the effective date of this Amended and Restated Certificate of Incorporation or (B) any shares of Common Stock purchased by Worthington or its Affiliates that would result in Worthington and its Affiliates owning an aggregate of not more than 35% of the total number (determined on a fully-diluted basis) of the issued and outstanding shares of Common Stock of the Corporation.

      (ii) Section 7(iii)(b)(4)(C):

(4)	after such interested Stockholder has become an Interested Stockholder and prior to the consummation of such Business Combination

* * *

(C)	such Interested Stockholder shall not have become the beneficial owner of any additional shares of Voting Stock except as part of the transaction that resulted in such Interested Stockholder becoming an Interested Stockholder; provided, however, that this subclause (C) shall not apply to (I) any shares of Common Stock acquired by Worthington or its Affiliates prior to the effective date of this Restated Certificate of Incorporation or (II) any shares of Common Stock purchased by Worthington or its Affiliates that would result in Worthington and its Affiliates owning an aggregate of not more than 35% of the total number (determined on a fully-diluted basis) of the issued and outstanding shares of Common Stock of the Corporation.

      Section 8 of Article Fourth concerns the conversion of Class B Common Stock into Class A Common Stock. Worthington is referred to in Section 8(iv)(b), which defines the term “Designated Transferee” and Section 8(viii) which sets forth the mechanics for exchanging a converting stockholders Class B Common Stock certificate for Class A Common Stock certificates.

      Section 8(iii) requires that on any Transfer (as defined therein) of Shares of Class B Common Stock, such shares shall be automatically converted into shares of Class A Common Stock. A Transfer is defined as any conveyance of shares of Class B Common Stock to any person other than a Designated Transferee. Designated Transferee is defined in general terms to mean (i) members of Mr. Valdiserri’s family and any trust or company controlled by him and (ii) Worthington. It is proposed that the references to Worthington be removed. By removing

Worthington, the class of persons to whom Mr. Valdiserri may transfer his shares of Class B Common Stock without converting them to shares of Class A Common Stock will be smaller.

      The text of Section 8(iv)(b) is set forth below. The italicized portions are those proposed to be removed in the amendment.

“Designated Transferee” means: (1) (A) members of Carl L. Valdiserri’s immediate family (including parents, siblings, spouse and children, whether by birth or by adoption); (B) any one or more charitable or other trusts which are established in connection with the estate planning of Carl L. Valdiserri or in connection with Carl L. Valdiserri’s estate, in each case where the beneficiaries of such trusts are the beneficiaries of Carl L. Valdiserri’s estate; (C) any one or more trusts for the sole benefit of Carl L. Valdiserri or one or more of the persons referred to in clause (A) of this definition; (D) any corporation all of whose issued and outstanding voting capital stock is held legally and beneficially and of record by Carl L. Valdiserri; provided that in each case (i) Carl L. Valdiserri retains sole voting power with respect to the Class B Common Stock held by any person or entity referred to in clause (1)(A), (B), (C) or (D) of this definition and (ii) the person or entity referred to in clause (1)(A), (B), (C) or (D) of this definition consents to the conversion of any Class B Common Stock held by them pursuant to and upon the occurrence of the events defined in Section 8(ii) of this Article; and (2) any Affiliate of Worthington.

      Section 8(viii) contains specific references to Mr. Valdiserri and Worthington. As Worthington is no longer a stockholder of the Company, the references are no longer meaningful. Therefore, it is proposed this provision be amended to delete these references to Worthington. The text of Section 8(viii) of Article Fourth is set forth below. The references to Worthington proposed to be removed from the provision are italicized.

Before any holder of Class B Common Stock shall be entitled to receive certificates representing such shares of Class A Common Stock upon conversion of shares of Class B Common Stock as provided in this Section 8, such holder shall surrender to the Corporation certificates for such shares of Class B Common Stock, duly endorsed to the Corporation or in blank or accompanied by proper instruments of transfer to the Corporation or in blank, unless the Corporation shall waive such requirement. The Corporation will, as soon as practicable after such surrender of certificates representing such shares of Class B Common Stock issue and deliver at the office of the transfer agent to Carl L. Valdiserri or Worthington or any Designated Transferee, or to their nominee or nominees, certificates representing the number of shares of Class A Common Stock to which Carl L. Valdiserri or Worthington or any Designated Transferee shall be entitled as aforesaid.

      2. Amendment of Automatic Conversion of Mr. Valdiserri’s Class B Common Stock

      The Board approved resolutions amending the Certificate to delete the provision of Section 8(ii) of Article Fourth of the Certificate that presently requires that if Mr. Valdiserri voluntarily ceases to be employed as the Chairman of the Board of Directors of the Company that the shares of Class B Common Stock of any consenting stockholder shall be automatically converted into shares of Class A Common Stock. Mr. Valdiserri has consented to this conversion in the Amended and Restated Stockholders Agreement. The full text of Section 8(ii) is set forth below. The Board proposes the removal of the italicized portion as follows:

Upon the death or permanent disability (as defined in the manner set forth below) of Carl L. Valdiserri or if Carl L. Valdiserri voluntarily ceases to be employed as the Chairman of the Board of Directors of the Corporation, all shares of Class B Common Stock owned by any holder of shares of Class B Common Stock who has consented in writing to the conversion of such shares of Class B Common Stock pursuant to this Section 8(ii) shall be converted automatically into fully paid and nonassessable shares of Class A Common Stock in accordance with the Conversion Rate.

      The purpose of this provision was to provide Worthington with expanded voting control in the event of Mr. Valdiserri’s death, permanent disability or voluntary cessation of employment as Chairman of the Board of Directors. No change in the death or permanent disability provisions are sought. As Worthington is no longer a stockholder of the Company, the Board believes the automatic conversion if Mr. Valdiserri voluntarily vacates his position as Chairman of the Board is no longer necessary.

      3. Removal of Chairman and/or CEO Succession Language

      The Board also approved amending the Certificate to delete Section 4 of Article Seventh. This provision sets forth the manner in which Mr. Valdiserri’s first successor as Chairman of the Board of Directors and/or Chief Executive Officer of the Company would be chosen if Mr. Valdiserri voluntarily ceased to hold such positions. Section 4 of Article Seventh presently provides as follows:

SECTION 4. If Carl L. Valdiserri voluntarily ceases to be employed as Chief Executive Officer of the Corporation and voluntarily elects not to remain as Chairman of the Board of Directors of the Corporation, then the first and only the first successor to Carl L. Valdiserri as Chief Executive Officer and Chairman of the Board shall be chosen by a vote of 75% of the entire Board of Directors, but excluding Carl L. Valdiserri and his designees on the Board of Directors. If Carl L. Valdiserri continues to be Chairman of the Board of Directors of the Corporation, (i) the first and only the first successor to Carl L. Valdiserri as the Chief Executive Officer of the Corporation shall be chosen by a vote of 75% of the entire Board of Directors, including Carl L. Valdiserri and his designees on the Board of Directors; and (ii) the first and only the first successor to Carl L. Valdiserri as Chairman of the Board shall be chosen by a vote of 75% of the entire Board of Directors, including Carl L. Valdiserri and his designees on the Board of Directors.

      The purpose of this provision primarily was to ensure that Worthington, through its two board representatives, would have a veto right over the selection of a new chairman or chief executive officer.

      The Board does not believe that the protections of Section 4 of Article Seventh are any longer necessary. Worthington is no longer a stockholder of the Company nor does it have any representatives on the board. A majority of the members of the Board of Directors are, and under proposed NYSE listing rules will need to continue to be, independent of the Company and its management.

Required Vote

      Pursuant to Article Ninth of the Certificate, any amendment to the Certificate requires the affirmative vote of the holders of 66 2/3 percent or more of the combined voting power of the then outstanding shares of Common Stock, voting together as a single class.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ADOPTION OF PROPOSAL NO. 2.

PROPOSAL NO. 3 — AMENDMENTS TO ROUGE STEEL COMPANY
OUTSIDE DIRECTOR EQUITY PLAN

      The Board of Directors has approved, and requests stockholder approval of an amendment to the Rouge Steel Company Outside Director Plant (the “ODEP”) to increase the number of shares reserved for issuance from 250,000 to 500,000. The summary description of the ODEP is provided in “— Compensation of Directors” and a copy of the ODEP is attached as Annex B to this Proxy Statement.

      A total of 250,000 shares were previously reserved for issuance under the ODEP. Since the adoption of the ODEP, the Company has issued 238,808 shares of Class A Common Stock or options to acquire shares of Class A Common Stock to Eligible Directors. Because the Company’s reserve of shares of Class A Common Stock for award pursuant to the ODEP has almost been depleted, the Company wishes to reserve an additional 250,000 shares of Class A Common Stock for the granting of additional stock awards and stock options to Eligible Directors. Without the amendment, the Company will have to suspend or terminate the ODEP in 2003.

Required Vote

      The affirmative vote of the holders of a majority of the shares of the Company’s Common Stock present, in person or by proxy, at the Meeting and entitled to vote on this item of business is required to approve the amendment to the ODEP.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ADOPTION OF PROPOSAL NO. 3.

PROPOSAL NO. 4 — 2004 STOCK INCENTIVE PLAN

      The Board of Directors has approved adoption of the 2004 Rouge Steel Company Stock Incentive Plan (the “2004 Stock Incentive Plan”) to become effective January 1, 2004 in the form attached as Annex C to this Proxy Statement. The Board of Directors approved the reservation of 500,000 shares of Class A Common Stock, subject to adjustment, in connection with the 2004 Stock Incentive Plan. The 2004 Stock Incentive Plan is being submitted to the Company’s stockholders for adoption.

Description of Plan

      The 2004 Stock Incentive Plan will provide a maximum of 500,000 shares of Class A Common Stock, subject to adjustment, for the granting of qualified incentive stock options (“ISOs”), nonqualified stock options (“NQSOs” and together with ISOs, “Options”), stock appreciation rights (“SARs”), restricted stock awards (“RSAs”) and performance share awards (“PSAs”). No Options, SARs, RSAs or PSAs have yet been granted pursuant to the 2004 Stock Incentive Plan. The purposes of the 2004 Stock Incentive Plan are to align the interests of certain officers and employees of Rouge Steel with those of stockholders by rewarding long-term growth and profitability of the Company, and to attract and retain individuals of experience and ability. All officers and employee-directors and other selected employees of Rouge Steel are eligible to participate under the 2004 Stock Incentive Plan, as deemed appropriate by the Compensation Committee. The 2004 Stock Incentive Plan will be administered by the Compensation Committee, which is comprised of three directors. All directors serving on the Compensation Committee are required to be “non-employee directors” as that term is defined under Rule 16b-3 under the Exchange Act and, as required under the 2004 Stock Incentive Plan, “outside directors” as that term is used in Section 162(m) of the Code. The Compensation Committee has exclusive authority to grant awards under the 2004 Stock Incentive Plan, to select the employees to receive such awards, to determine the type, size and terms of the awards to be made to each employee selected (which awards need not be uniform), to determine the time when awards will be granted and to prescribe the form of the agreements embodying awards made under the 2004 Stock Incentive Plan.

      Any Options will have exercise prices at least equal to 100% of the Fair Market Value (as defined in the 2004 Stock Incentive Plan) of the Class A Common Stock at the date of grant. An Option holder will be able to exercise options from time to time as specified in the grantee’s individual Option agreement. The Company may enter into any arrangement permitted under applicable laws to facilitate the “cashless” exercise of any Option. Options generally (except as described below) must be exercised during the grantee’s employment with Rouge Steel and no Option may be exercised later than the tenth anniversary from the date of grant. Upon the disability of a grantee or the grantee’s retirement from Rouge Steel, the grantee has three years to exercise any outstanding Options unless the Option is an ISO, in which case the permitted exercise period is one year after termination if the Option holder is disabled, or three months after termination if the Option holder retires. Upon an Option holder’s death, the Option is exercisable for a period of one year unless the Option is an ISO, in which case the permitted exercise period is three months following the grantee’s death. Upon termination of employment with Rouge Steel, other than upon death, retirement or disability, Options shall cease to be exercisable upon the date of termination. Subject to the above conditions, the exercise price and duration of the Options will be set by the Compensation Committee.

      A SAR would permit a participant to receive cash or shares of Class A Common Stock (or a combination thereof) with a value equal to the excess of the fair market value of a specified number of shares of Class A Common Stock on the date of exercise over the fair market value of such shares on the date of grant. SARs may be granted in tandem with Options or as freestanding SARs. SARs expire at the end of the period specified by the Compensation Committee, but in no event later than 10 years from the date of grant. Tandem SARs will expire no later than the expiration of the related Option. Each freestanding SAR will be exercisable only during the period of the grantee’s employment with Rouge Steel and for such post-termination exercise periods as are applicable to Options.

      RSAs are shares of Class A Common Stock which are forfeitable and nontransferable for a specified period of time. The lapsing of such restrictions with respect to RSAs will be based on either the attainment of specified performance criteria established by the Compensation Committee or the lapsing of a specified period of time. Upon termination of employment with Rouge Steel due to death or disability prior to the lapsing of restrictions, such restrictions shall lapse, unless otherwise determined by the Compensation Committee. Upon termination of employment with Rouge Steel, other than upon death or disability, prior to the lapsing of restrictions, Class A Common Stock subject to such restrictions shall be forfeited, unless otherwise determined by the Compensation Committee.

      PSAs are rights, contingent upon the achievement of specified performance criteria established by the Compensation Committee at the time of the award, to receive a specified number of shares of Class A Common Stock or the cash value thereof, as determined by the Compensation Committee. The Compensation Committee may, in its sole discretion, determine that a holder of PSAs will be entitled to less than the maximum permitted consideration pursuant to such PSA, provided that the Compensation Committee reserves the right at the time of grant. An employee must be employed by Rouge Steel at the end of a performance period to be entitled to settlement of a PSA for such period; provided, however, that in the event of termination of employment prior to the end of such period, the Compensation Committee may limit such forfeiture.

Tax Effects of Plan Participation

      In general, neither the grant nor the exercise of an ISO will result in taxable income to an optionee or a deduction for the Company. To receive ISO treatment as to the shares acquired upon exercise of an ISO, an optionee must neither dispose of such shares within two years after the option is granted nor within one year after the transfer of the shares to the optionee pursuant to exercise of the option. In addition, the optionee must be an employee of Rouge Steel or a qualified Company subsidiary at all times between the date of grant and the date three months (one year in the case of death or disability) before exercise of the option. ISO treatment (if the holding period rules described in this paragraph are satisfied) generally allows the sale of Class A Common Stock received upon the exercise of an ISO to result in any gain being treated as a capital gain to the optionee, but the Company will not be entitled to a tax deduction. However, the exercise of an ISO (if the holding period rules described in this paragraph are satisfied) will give rise to income includable by the optionee in his or her alternative minimum taxable income for purposes of the alternative minimum tax in an amount equal to the excess of the fair market value of the stock acquired on the date of the exercise of the option over the option price.

      If the holding period rules noted above are not satisfied, gain recognized on the disposition of the shares acquired upon the exercise of an ISO will be considered as ordinary income. Such gain will be equal to the difference between the option price and the fair market value of the shares at the time of exercise. (Special rules may apply to disqualifying dispositions where the amount realized is less than the value at exercise.) The Company will generally be entitled to a deduction equal to the amount of such gain included by an optionee as ordinary income. Any excess of the amount realized upon such disposition over the fair market value at exercise will generally be long-term or short-term capital gain depending on the holding period involved.

      Unless otherwise provided in the Option agreement, an optionee may make payment of the option price under an ISO by delivering shares of Class A Common Stock to the Company or, in the discretion of the Compensation Committee, electing to have shares issuable upon exercise withheld by the Company. In the event that payment of the option price is made by delivering shares to the Company, the optionee generally will not recognize any gain with respect to the exchanged shares, and special rules will apply in determining the basis of the new shares received. However, the use in the exercise of an ISO by an optionee of shares previously acquired pursuant to the exercise of an ISO will be treated as a taxable disposition as described in the foregoing paragraph if the transferred shares have not been held by the optionee for the requisite holding period. The Company’s withholding of shares issuable upon exercise in payment of the option price also will be treated as a taxable disposition of the withheld shares.

      No income will be recognized by an optionee at the time a NQSO is granted. Generally, ordinary income in an amount equal to the excess of the fair market value of the underlying Class A Common Stock on the exercise date over the option price will be recognized by an optionee at the time a NQSO is exercised. The Company will generally be entitled to a deduction for Federal income tax purposes in the same amount as the amount included in ordinary income by the optionee with respect to his or her NQSO.

      Gain or loss on a subsequent sale or other disposition of the shares acquired upon the exercise of a NQSO will be measured by the difference between the amount realized on the disposition and the tax basis of such shares, and will generally be long-term or short-term capital gain depending on the holding period involved. The tax basis of the shares acquired upon the exercise of any NQSO will be equal to the sum of the option price of such NQSO and the amount included in income with respect to such option.

      Unless otherwise provided in the Option agreement, an optionee may make payment of the option price for a NQSO by delivering shares of Class A Common Stock to the Company or, in the discretion of the Compensation Committee, electing to have shares issuable upon exercise withheld by the Company. In the event that payment of the option price is made by delivering shares to the Company, the optionee generally will not recognize any gain with respect to the exchanged shares, and special rules will apply in determining the basis of the new shares received. In addition, the fair market value of the additional shares received by the optionee will be taxable as ordinary income. The optionee’s holding period in the exchanged shares received will include his or her holding period in the shares delivered in exchange therefor. In the event that shares issuable upon exercise are withheld by the Company in payment of the option price, the fair market value of the additional shares received by the optionee will be taxable as ordinary income.

      Unless a holder of restricted stock makes an election under Section 83(b) of the Code (an “83(b) Election”), there generally will be no tax consequences as a result of the award of restricted stock until the restricted stock is no longer subject to a substantial risk of forfeiture or is transferable (free of such risk). Generally, when the restrictions are lifted, the holder will recognize ordinary income, and the Company will be entitled to a deduction, equal to the difference between the fair market value of the stock at such time and the amount, if any, paid by the holder for the restricted stock. Subsequently realized changes in the value of the stock generally will be treated as long-term or short-term capital gain or loss, depending on the length of time the shares are held prior to disposition of such shares. In general terms, if a holder makes an 83(b) Election upon the award of restricted stock, the holder will recognize ordinary income on the date of the award of restricted stock, and the Company will be entitled to a deduction, equal to (i) the fair market value of the restricted stock as though the stock were (A) not subject to a substantial risk of forfeiture or (B) transferable, minus (ii) the amount, if any, paid for the restricted stock. If an 83(b) Election is made, there will generally be no tax consequences to the holder upon the lifting of restrictions, and all subsequent appreciation in the restricted stock generally would be eligible for capital gains treatment.

      There generally will be no tax consequences as a result of the award of a SAR until the SAR is exercised. Generally, when the SAR is exercised, the holder will recognize ordinary income, and the Company will be entitled to a deduction equal to the fair market value of the Class A Common Stock and cash, as applicable, received upon exercise.

      There generally will be no tax consequences as a result of the award of a PSA until payment is made with respect to such PSA. Generally, when payment is made, the holder will recognize ordinary income and the Company will be entitled to a deduction equal to the fair market value of the unrestricted Class A Common Stock and cash, as applicable, received upon payment. The tax consequences of the payment of restricted Class A Common Stock with respect to a PSA are discussed above.

      Notwithstanding the foregoing general description of the tax effects of 2004 Stock Incentive Plan participation, additional special tax rules may apply to those participants who are subject to Section 16 of the Exchange Act.

      The Company will, if required by applicable law, withhold Federal, state and local taxes in connection with the exercise, vesting or settlement of an award, in a manner consistent with the terms of the 2004 Stock Incentive Plan.

Amendments and Termination

      The Board of Directors or the Compensation Committee may at any time terminate, suspend, modify or amend the 2004 Stock Incentive Plan in such respects as it shall deem advisable. However, the Board of Directors or the Compensation Committee may not make any amendment in the 2004 Stock Incentive Plan that would, if such amendment were not approved by the stockholders, cause the 2004 Stock Incentive Plan to fail to comply with (i) Section 16 of the Exchange Act (or Rule 16b-3), (ii) any other requirement of applicable law or regulation, or (iii) the requirements for Section 162(m) relief to the extent Section 162(m) relief is sought under the Code, unless and until the approval of the stockholders is obtained. Under no circumstances, without stockholder approval, may the 2004 Stock Incentive Plan be amended or modified to permit the exercise of an Option at less than its exercise price. The termination, modification or amendment of the 2004 Stock Incentive Plan shall not, without the consent of the employee, adversely affect his or her rights under an award previously granted, unless required by applicable law.

Required Vote

      The affirmative vote of the holders of a majority of the shares of the Company’s Common Stock present, in person or by proxy, at the Meeting and entitled to vote thereon is required for adoption of the 2004 Stock Incentive Plan.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ADOPTION OF PROPOSAL NO. 4.

PROPOSAL NO. 5 — INDEPENDENT PUBLIC ACCOUNTANTS

      The accounting firm of PricewaterhouseCoopers LLP has been selected by the Audit Committee as the independent public accountants for the Company for the fiscal year ending December 31, 2003, which appointment was ratified by the Board of Directors. Although the selection of accountants does not require ratification, the Board of Directors has directed that the appointment of PricewaterhouseCoopers LLP be submitted to stockholders for ratification due to the significance of its appointment by the Company. If stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, the Audit Committee will consider the appointment of other certified public accountants. A representative of PricewaterhouseCoopers LLP, which has served as the Company’s independent public accountants since the Company’s 1989 fiscal year, is expected to be present at the Meeting and, if he or she so desires, will have the opportunity to make a statement, and in any event will be available to respond to appropriate questions.

Fees Billed by Independent Public Accountants

      The following table sets forth the amount of audit fees, financial information systems design and implementation fees and all other fees billed by PricewaterhouseCoopers LLP, the Company’s independent accountant, for the years ended December 31, 2002 and 2001.

	2002	2001

Audit(1)	$294,500	$264,500
Audit Related(2)	39,500	39,500
Tax(3)		55,000
All Other Fees(4)	342,323	62,680

Total Fees	$676,323	$421,680

(1)	Includes annual financial statement audit and limited quarterly review services. An aggregate amount of $192,500 has been billed through December 31, 2002.

(2)	Includes Benefit Plan audits

(3)	Includes review of income tax return

(4)	Represents insurance claim assistance with respect to the Double Eagle Steel Coating Company fire. PricewaterhouseCoopers LLP previously assisted the Company in the adjustment of its Powerhouse insurance claim.

      In making its recommendation to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for the fiscal year ending December 31, 2003, the Audit Committee has determined that the non-audit services provided by PricewaterhouseCoopers LLP are compatible with maintaining the independence of PricewaterhouseCoopers LLP.

Required Vote

      The affirmative vote of holders of a majority of the Shares of the Company’s Common Stock present, in person or by proxy, at the Meeting and entitled to vote thereon is required for the ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent accounts for the fiscal year ending December 31, 2003.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ADOPTION OF PROPOSAL NO. 5.

SOLICITATION STATEMENT

      All expenses in connection with the solicitation of proxies will be borne by the Company. In addition to the use of the mails, solicitations may be made by regular employees of the Company or its affiliates, by telephone or personal contact, without additional compensation. The Company will, upon request, reimburse brokerage houses and persons holding shares of Common Stock in the names of their nominees for their reasonable expenses in sending solicitation materials to their principals.

STOCKHOLDER PROPOSALS

      In order to be considered for inclusion in the proxy materials to be distributed in connection with the next annual meeting of stockholders of the Company, stockholder proposals for such meeting must be submitted to the Company no later than December 6, 2003. Proxies solicited on behalf of the Board of Directors for the next annual meeting of stockholders will confer discretionary authority to vote with respect to any other matter properly submitted by a stockholder for action at the next annual meeting of stockholders if the Company does not, on or before February 19, 2004, receive written notice addressed to the Secretary of the Company from such stockholder with respect to such other matter.

OTHER MATTERS

      So far as now known, there is no business other than that described above to be presented for action by the stockholders at the Meeting, but it is intended that the proxies will be voted upon any other matters and proposals that may legally come before the Meeting or any adjournment thereof, in accordance with the discretion of the persons named therein.

ANNUAL REPORT

      All stockholders of record as of March 17, 2003 have been sent, or are concurrently herewith being sent, a copy of the Company’s Annual Report to Shareholders for the fiscal year ended December 31, 2002. Such report contains certified consolidated financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 2002. THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 (WITHOUT EXHIBITS) (AS FILED WITH THE SEC) TO STOCKHOLDERS OF RECORD ON THE RECORD DATE WHO MAKE WRITTEN REQUEST THEREFOR TO INVESTOR RELATIONS, ROUGE INDUSTRIES, INC., 3001 MILLER ROAD, P.O. BOX 1699, DEARBORN, MICHIGAN 48121-1699.

By Order of the Company,

MARTIN SZYMANSKI
Secretary

Dated: March 26, 2003

ANNEX A

ROUGE INDUSTRIES, INC.
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

      ROUGE INDUSTRIES, INC. (the “Corporation”) a corporation originally incorporated under the name of Rouge Steel Holding Corporation on November 12, 1996 and organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

      FIRST: That the Board of Directors of the Corporation adopted a resolution proposing and declaring advisable that the Certificate of Incorporation of the Corporation be amended and restated to read in its entirety as set forth in paragraph FOURTH of this Amended and Restated Certificate of Incorporation.

      SECOND: That by the required vote of the stockholders, the stockholders of the Corporation approved the adoption of this Amended and Restated Certificate of Incorporation.

      THIRD: That this Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

      FOURTH: That the Certificate of Incorporation of the Corporation, as amended and restated hereby, reads in its entirety as follows:

ARTICLE FIRST

      The name of the Corporation is:

ROUGE INDUSTRIES, INC.

ARTICLE SECOND

      The registered office of the Corporation shall be located at 1013 Centre Road, in the City of Wilmington, County of New Castle, State of Delaware. The name of its registered agent in charge thereof is Corporation Service Company, 1013 Centre Road, in the City of Wilmington, County of New Castle, State of Delaware.

ARTICLE THIRD

      The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE FOURTH

      SECTION 1. The total authorized capital stock of the Corporation is 96,690,400 shares, consisting of 8,000,000 shares of Preferred Stock, $.01 par value per share (“Preferred Stock”), and 88,690,400 shares of Common Stock, of which 80,000,000 shares shall be Class A Common Stock, $.01 par value per share (“Class A Common Stock”), and 8,690,400 shares shall be Class B Common Stock, $.01 par value per share (“Class B Common Stock”).

      SECTION 2. The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof.

      SECTION 3. The Class A Common Stock and the Class B Common Stock shall be identical in all respects and shall have equal rights and privileges, except as otherwise provided in this Article FOURTH.

      SECTION 4. Subject to the express terms of any outstanding series of Preferred Stock, dividends may be paid in cash or otherwise upon the Class A Common Stock and the Class B Common Stock out of the assets of the Corporation in the relationship and upon the terms provided for below with respect to each such class:

      (1) DIVIDENDS ON CLASS A COMMON STOCK.

Dividends on Class A Common Stock may be declared and paid in cash or shares of Class A Common Stock only to the extent of the assets of the Corporation legally available therefor reduced by an amount equal to the paid in surplus attributable to the Class B Common Stock. Dividends declared and paid with respect to shares of Class A Common Stock and any adjustments to surplus resulting from either (i) the repurchase or issuance of any shares of Class A Common Stock or (ii) any other reason deemed appropriate by the Board of Directors shall be subtracted from or added to the amounts available for the payment of dividends on Class A Common Stock. Subject to the foregoing, the declaration and payment of dividends on the Class A Common Stock, and the amount thereof, shall at all times be solely in the discretion of the Board of Directors of the Corporation.

      (2) DIVIDENDS ON CLASS B COMMON STOCK.

Dividends on the Class B Common Stock may be declared and paid in cash or shares of Class A Common Stock only to the extent of the assets of the Corporation legally available therefor reduced by an amount equal to the paid in surplus attributable to the Class A Common Stock and only to the extent a dividend (equal to the per share dividend declared and paid to the holders of Class B Common Stock) is declared and paid on the Class A Common Stock. Dividends declared and paid with respect to shares of Class B Common Stock and any adjustments to surplus resulting from either (i) the repurchase of any shares of Class B Common Stock or (ii) any other reason deemed appropriate by the Board of Directors shall be subtracted from or added to the amounts available for the payment of dividends on Class B Common Stock. Subject to the foregoing, the declaration and payment of dividends on the Class B Common Stock, and the amount thereof, shall at all times be solely in the discretion of the Board of Directors of the Corporation.

      SECTION 5. The holders of Class A Common Stock and Class B Common Stock shall vote together, with any other class or series of capital stock of the Corporation entitled to vote therewith, as a single class on all matters; provided, however, that, in addition to any other vote required, (i) any amendment, alteration or repeal of any of the provisions of this Amended and Restated Certificate of Incorporation which adversely affects the rights, powers or privileges of the Class A Common Stock shall be subject to approval by both (A) the holders of a majority of the shares of Class A Common Stock and Class B Common Stock then outstanding, voting together, with any other class or series of capital stock of the Corporation entitled to vote therewith, as a single class based upon their respective voting rights, and (B) the holders of a majority of the shares of Class A Common Stock then outstanding, voting separately as a class; (ii) the holders of Class B Common Stock voting separately as a class shall be entitled to approve by the vote of a majority of the shares of Class B Common Stock then outstanding any amendment, alteration or repeal of any of the provisions of this Amended and Restated Certificate of Incorporation which adversely affects the rights, powers or privileges of the Class B Common Stock; (iii) any increase in the number of authorized shares of Class B Common Stock shall be subject to approval by both (A) the holders of a majority of the shares of Class A Common Stock and Class B Common Stock then outstanding, voting together, with any other class or series of capital stock of the Corporation entitled to vote therewith, as a single class based upon their respective voting rights, and (B) the holders of a majority of the shares of Class B Common Stock then outstanding, voting separately as a class.

Holders of Class A Common Stock or Class B Common Stock may not act by written consent in lieu of a meeting. Subject to adjustment pursuant to Section 10 of this Article Fourth, each holder of Class A Common Stock shall be entitled to one vote, in person or by proxy, for each share of Class A Common Stock outstanding in his name on the stock transfer books of the Corporation and each holder of Class B Common Stock shall be entitled to 2.5 votes, in person or by proxy, for each share of Class B Common Stock outstanding in his name on the stock transfer books of the Corporation.

      SECTION 6. The affirmative vote of the holders of at least 66 2/3 percent of the combined voting power of the then outstanding shares of stock of all classes and series of the Corporation entitled to vote generally in the election of directors (“Voting Stock”), voting together as a single class, shall be required to approve, adopt or authorize any of the following actions:

(i) a merger or consolidation of the Corporation with or into another person or entity;

(ii) any sale, lease, exchange, mortgage, pledge, transfer, dividend or distribution or other disposition (in one transaction or a series of transactions) to or with any entity or person of all or substantially all the assets of the Corporation or of any Subsidiary (as defined in Section 7);

(iii) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation;

(iv) any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries, or any other transaction, that in any such case has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class or series of stock or of securities convertible into stock of the Corporation or any Subsidiary that is directly or indirectly beneficially owned by any person or entity;

(v) any series or combination of transactions directly or indirectly having the same effect as any of the foregoing; or

(vi) any agreement, contract or other arrangement providing directly or indirectly for any of the foregoing.

      SECTION 7. Notwithstanding any other provisions of this Amended and Restated Certificate of Incorporation, the vote of stockholders of the Corporation required to approve any Business Combination (as hereinafter defined) shall be as set forth in this Section 7.

(i) In addition to any affirmative vote required by law or by this Amended and Restated Certificate of Incorporation or any resolution or resolutions of the Board of Directors adopted pursuant to Article Seventh of this Amended and Restated Certificate of Incorporation, and except as otherwise expressly provided in clause (iii) of this Section 7:

(a) any merger or consolidation of the Corporation with (1) any Interested Stockholder or (2) any other entity (whether or not itself an Interested Stockholder) that is, or after such merger or consolidation would be, an Affiliate or Associate of an Interested Stockholder; or

(b) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; or

(c) any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries, or any other transaction (whether or not with or into or otherwise involving any Interested Stockholder), that in any such case has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class or series of stock or securities convertible into stock of the Corporation or any Subsidiary that is directly or indirectly beneficially owned by any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; or

(d) any series or combination of transactions directly or indirectly having the same effect as any of the foregoing; or

(e) any agreement, contract or other arrangement providing directly or indirectly for any of the foregoing;

shall not be consummated without the affirmative vote of the holders of at least 80 percent of the combined voting power of the then outstanding Voting Stock (as defined above in Section 6), voting together as a single class. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or by this Amended and Restated Certificate of Incorporation or any resolution or resolutions of the Board of Directors adopted pursuant to Article Seventh of this Amended and Restated Certificate of Incorporation or in any agreement with any national securities exchange or otherwise.

(ii) The term “Business Combination” as used in this Section 7 shall mean any transaction that is referred to in any one or more of paragraphs (a) through (e) of clause (i) of this Section 7.

(iii) The provisions of clause (i) of this Section 7 shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by law and any other provision of this Amended and Restated Certificate of Incorporation and any resolution or resolutions of the Board of Directors adopted pursuant to Article Seventh of this Amended and Restated Certificate of Incorporation, if all the conditions specified in either of the following paragraphs (a) or (b) are met:

(a) such Business Combination shall have been approved by a majority of the Disinterested Directors; or

(b) all of the six conditions specified in the following clauses (1) through (6) shall have been met:

(1) the transaction constituting the Business Combination shall provide for a consideration to be received by holders of Common Stock in exchange for all their shares of Common Stock, and the aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of any consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be at least equal to the higher of the following:

(A) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers’ fees) paid in order to acquire any shares of Common Stock beneficially owned by the Interested Stockholder that were acquired (I) within the two-year period immediately prior to the Announcement Date or (II) in the transaction in which it became an Interested Stockholder, whichever is higher; and

(B) the Fair Market Value per share of Common Stock on the Announcement Date or on the Determination Date, whichever is higher; and

(2) the transaction constituting the Business Combination shall provide for a consideration to be received by holders of any class or series of outstanding Voting Stock other than Common Stock in exchange for all their shares of such Voting Stock, and the aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of any consideration other than cash to be received per share by holders of shares of such Voting Stock in such Business Combination shall be at least equal to the highest of the following (it being intended that the requirements of this paragraph (b)(2) shall be required to be met with respect to every class and series of such outstanding Voting Stock, whether or not the Interested Stockholder beneficially owns any shares of a particular class or series of Voting Stock):

(A) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers’ fees) paid in order to acquire any share of such class or series of Voting Stock beneficially owned by the Interested Stockholder that were acquired (I) within the two-year period immediately prior to the Announcement Date or (II) in the transaction in which it became an Interested Stockholder, whichever is higher;

(B) (if applicable) the highest preferential amount per share to which the holders of shares of such class or series of Voting Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation; and

(C) the Fair Market Value per share of such class or series of Voting Stock on the Announcement Date or on the Determination Date, whichever is higher; and

(3) the consideration to be received by holders of a particular class or series of outstanding Voting Stock (including Common Stock) shall be in cash or in the same form as was previously paid in order to acquire shares of such class or series of Voting Stock that are beneficially owned by the Interested Stockholder, and if the Interested Stockholder beneficially owns shares of any class or series of Voting Stock that were acquired with varying forms of consideration, the form of consideration to be received by holders of such class or series of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class or series of Voting Stock beneficially owned by it; and

(4) after such Interested Stockholder has become an Interested Stockholder and prior to the consummation of such Business Combination:

(A) within the two years prior to the Announcement Date except as approved by a majority of the Disinterested Directors, there shall have been no failure to declare and pay at the regular dates therefor the full amount of any dividends (whether or not cumulative) payable on the outstanding Preferred Stock or class or series of stock having a preference over the Common Stock as to dividends or upon liquidation;

(B) within the two years prior to the Announcement Date there shall have been (I) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Disinterested Directors, and (II) an increase in such annual rate of dividends (as necessary to prevent any such reduction) in the event of any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction that has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure so to increase such annual rate is approved by a majority of the Disinterested Directors; and

(C) such Interested Stockholder shall not have become the beneficial owner of any additional shares of Voting Stock except as part of the transaction that resulted in such Interested Stockholder becoming an Interested Stockholder; and

(5) after such Interested Stockholder has become an Interested Stockholder, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder and except in the ordinary course of business or as part of a supplier/customer relationship), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise; and

(6) a proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to public stockholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).

(iv) For purposes of this Section 7:

(a) A “person” shall mean any individual, firm, corporation, partnership, trust or other entity.

(b) “Interested Stockholder” shall mean any person (other than the Corporation or any Subsidiary) who or that:

(1) is the beneficial owner, directly or indirectly, of twenty percent or more of the combined voting power of the then outstanding Voting Stock; or

(2) is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of twenty percent or more of the combined voting power of the then outstanding Voting Stock; or

(3) is an assignee of or has otherwise succeeded to the beneficial ownership of any shares of Voting Stock that were at any time within the two-year period immediately prior to the date in question beneficially owned by an Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

(c) A person shall be a “beneficial owner” of any Voting Stock:

(1) that such person or any of its Affiliates or Associates beneficially owns, directly or indirectly; or

(2) that such person or any of its Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (B) the right to vote or to direct the vote pursuant to any agreement, arrangement or understanding; or

(3) that is beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purposes of acquiring, holding, voting or disposing of any shares of Voting Stock, but excluding any such agreement, arrangement or understanding existing on the effective date of this Amended and Restated Certificate of Incorporation and as to which the Corporation is a party.

(d) For the purposes of determining whether a person is an Interested Stockholder pursuant to paragraph (b) of this clause (iv), the number of shares of Voting Stock deemed to be outstanding shall include all shares deemed owned by such person through application of paragraph (c) of this clause (iv) but shall not include any other shares of

Voting Stock that may be issuable to other persons upon exercise of conversion rights, exchange rights, warrants or options, or otherwise.

(e) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on January 1, 1994.

(f) “Subsidiary” shall mean any corporation a majority of whose outstanding stock having ordinary voting power in the election of directors is owned by the Corporation, by a Subsidiary or by the Corporation and one of more Subsidiaries; provided, however, that for the purposes of the definition of Interested Stockholder set forth in paragraph (b) of this clause (iv), the term “Subsidiary” shall mean only a corporation of which a majority of each class of equity security is owned by the Corporation, by a Subsidiary or by the Corporation and one or more Subsidiaries.

(g) “Disinterested Director” means any member of the Board of Directors of the Corporation who is not an employee of the Corporation.

(h) “Fair Market Value” means: (1) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the New York Stock Exchange Composite Tape, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States national securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing sale price or bid quotation with respect to a share of such stock during the 30-day period immediately preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or, if no such prices or quotations are available, the fair market value on the date in question of a share of such stock as determined by a majority of the Disinterested Directors in good faith; and (2) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by a majority of the Disinterested Directors in good faith.

(i) “Announcement Date” means the date of first public announcement of the proposal of the Business Combination.

(j) “Determination Date” means the date on which the Interested Stockholder became an Interested Stockholder.

(v) A majority of the Disinterested Directors of the Corporation shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Section 7, including, without limitation, (a) whether a person is an Interested Stockholder, (b) the number of shares of Voting Stock beneficially owned by any person, (c) whether a person is an Affiliate or Associate of another person and (d) whether the requirements of clause (iii) of this Section 7 have been met with respect to any Business Combination; and the good faith determination of a majority of the Disinterested Directors on such matters shall be conclusive and binding for all purposes of this Section 7.

      SECTION 8. CONVERSION OF CLASS B COMMON STOCK.

(i) All or any of the shares of Class B Common Stock may be converted, at any time or from time to time in the discretion of the holders thereof into fully paid and nonassessable shares of Class A Common Stock in accordance with the Conversion Rate (as defined below).

(ii) Upon the death or permanent disability (as defined in the manner set forth below) of Carl L. Valdiserri, all shares of Class B Common Stock owned by any holder of shares of Class B Common Stock who has consented in writing to the conversion of such shares of

Class B Common Stock pursuant to this Section 8(ii) shall be converted automatically into fully paid and nonassessable shares of Class A Common Stock in accordance with the Conversion Rate.

(iii) Upon the Transfer (as defined below) of any shares of Class B Common Stock, such shares of Class B Common Stock shall be converted automatically into fully paid and nonassessable shares of Class A Common Stock in accordance with the Conversion Rate.

(iv) For purposes of this Section 8:

(a) “Conversion Rate” shall mean the number of shares of Class A Common Stock into which each share of Class B Common Stock shall be converted pursuant to this Section 8 determined as follows: Each share of Class B Common Stock shall be converted into one share of Class A Common Stock.

(b) “Designated Transferee” means: (A) members of Carl L. Valdiserri’s immediate family (including parents, siblings, spouse and children, whether by birth or by adoption); (B) any one or more charitable or other trusts which are established in connection with the estate planning of Carl L. Valdiserri or in connection with Carl L. Valdiserri’s estate, in each case where the beneficiaries of such trusts are the beneficiaries of Carl L. Valdiserri’s estate; (C) any one or more trusts for the sole benefit of Carl L. Valdiserri or one or more of the persons referred to in clause (A) of this definition; (D) any corporation all of whose issued and outstanding voting capital stock is held legally and beneficially and of record by Carl L. Valdiserri; provided that in each case (i) Carl L. Valdiserri retains sole voting power with respect to the Class B Common Stock held by any person or entity referred to in clause (1) (A), (B), (C) or (D) of this definition and (ii) the person or entity referred to in clause (1) (A), (B), (C) or (D) of this definition consents to the conversion of any Class B Common Stock held by them pursuant to and upon the occurrence of the events defined in Section 8 (ii) of this Article.

(c) “Affiliate” shall mean, as to any person, any other person that directly or indirectly controls, or is under common control with, or is controlled by, such person, and if such person is an individual, any member of the immediate family (including parents, siblings, spouse and children, whether by birth or by adoption) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any person who is controlled by any such member or trust. As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

(d) “Transfer” shall mean the conveyance, sale, lease, assignment, granting of any lien on or other transfer or disposition of any share of capital stock of the Corporation (or any legal or beneficial interest therein), in each case other than to a Designated Transferee; provided, however, that a pledge of capital stock shall not be deemed a “Transfer” hereunder if the pledgor retains beneficial ownership of the stock and Carl L. Valdiserri retains sole voting power with respect to the stock, but any Transfer by the pledgee shall be deemed a Transfer within the meaning of this Section 8. Any shares of capital stock of the Corporation held by a Designated Transferee that ceases to meet the definition of Designated Transferee set forth in paragraph (b) above shall be deemed to be the subject of a Transfer within the meaning of this Section 8 on the date such stockholder ceases to meet the definition of Designated Transferee.

(e) A determination of permanent disability of Carl L. Valdiserri shall be established upon (1) any final judicial determination of the permanent disability or incapacity of Carl L. Valdiserri, (2) the delivery to the Corporation of a certificate of a qualified medical doctor, selected by the Board of Directors of the Corporation for such purpose, to the effect that Carl L. Valdiserri is unable to perform such duties of his office because of a permanent physical or mental incapacity or (3) any failure by Carl L. Valdiserri to make himself reasonably available for an examination by such medical doctor.

(v) No fraction of a share of Class A Common Stock shall be issued in connection with the conversion of shares of Class B Common Stock into Class A Common Stock, but in lieu thereof, each holder of Class B Common Stock who would otherwise be entitled to a fractional interest of a share of Class A Common Stock shall receive a cash payment (without interest) (the “Fractional Payment”) equal to the product of (A) the fraction of a share of Class A Common Stock to which such holder would otherwise have been entitled and (B) the Average Market Price Per Share of the Class A Common Stock on the Conversion Date (as defined below).

(vi) No adjustments in respect of dividends shall be made upon the conversion of any shares of Class B Common Stock; provided, however, that if the Conversion Date with respect to Class B Common Stock shall be subsequent to the record date for the payment of a dividend or other distribution thereon or with respect thereto but prior to the payment or distribution thereof, the registered holders of such shares at the close of business on such record date shall be entitled to receive the dividend or other distribution payable on such shares on the date set for payment of such dividend or other distribution notwithstanding the conversion of such shares or the Corporation’s default in payment of the dividend or distribution due on such date.

(vii) At such time or times as any holder of Class B Common Stock exercises the right to cause all or any of the shares of Class B Common Stock to be converted into Class A Common Stock in accordance with clause (i) of this Section 8, such holder shall give notice of such conversion to the Corporation, Attention: Secretary, by mailing by first-class mail a notice of such conversion (the “Conversion Notice”), not less than ten (10) nor more than thirty (30) days prior to the date fixed for such conversion (the “Conversion Date”).

(viii) Before any holder of Class B Common Stock shall be entitled to receive certificates representing such shares of Class A Common Stock upon conversion of shares of Class B Common Stock as provided in this Section 8, such holder shall surrender to the Corporation certificates for such shares of Class B Common Stock, duly endorsed to the Corporation or in blank or accompanied by proper instruments of transfer to the Corporation or in blank, unless the Corporation shall waive such requirement. The Corporation will, as soon as practicable after such surrender of certificates representing such shares of Class B Common Stock issue and deliver at the office of the transfer agent representing the Class A Common Stock to Carl L. Valdiserri or any Designated Transferee, or to their nominee or nominees, certificates representing the number of shares of Class A Common Stock to which Carl L. Valdiserri or any Designated Transferee shall be entitled as aforesaid.

(ix) From and after any applicable Conversion Date or any automatic conversion described above, all rights of a holder of shares of Class B Common Stock which were converted into shares of Class A Common Stock shall cease except for (a) the right to receive certificates representing shares of Class A Common Stock as contemplated by clauses (i), (ii) and (iii) of this Section 8, (b) the right to receive any Fractional Payment as contemplated by clause (v) of this Section 8 and (c) the right to dividends as provided in clause (vi) of this Section 8.

(x) At such time as any Conversion Notice is delivered with respect to any shares of Class B Common Stock, or at the time of the Conversion Date, if earlier, the Corporation shall have reserved and kept available, solely for the purpose of issuance upon conversion of the outstanding shares of Class B Common Stock, such number of shares of Class A Common Stock as shall be issuable upon the automatic conversion of the number of shares of Class B Common Stock provided for in clause (ii) or (iii) of this Section 8 or to be specified in the applicable Conversion Notice, provided, that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of the conversion of the outstanding shares of Class B Common Stock, by delivery of purchased shares of Class A Common Stock which are held in the treasury of the Corporation.

(xi) The Conversion Rate shall be subject to adjustment from time to time as follows:

(a) In case the Corporation shall (1) pay a dividend or make a distribution on its Class A Common Stock that is paid or made (A) in other shares of stock of the Corporation or (B) in rights to purchase stock or other securities if such rights are not separable from the Class A Common Stock except upon the occurrence of a contingency, (2) subdivide its outstanding shares of Class A Common Stock into a greater number of shares or (3) combine its outstanding shares of Class A Common Stock into a smaller number of shares, then in each such case the Conversion Rate in effect immediately prior thereto shall be adjusted retroactively so that the holder of any shares of Class B Common Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Class A Common Stock of the Corporation and other shares and rights to purchase stock or other securities (or, in the event of the redemption of any such shares or rights, any cash, property or securities paid in respect of such redemption) which such holder would have owned or have been entitled to receive after the happening of any of the events described above had such shares of Class B Common Stock been converted immediately prior to the happening of such event. An adjustment made pursuant to this subparagraph (a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

(b) In case the Corporation shall issue rights or warrants to all holders of its Class A Common Stock entitling them (for a period expiring within 45 days after the date fixed for determination mentioned below) to subscribe for or purchase shares of Class A Common Stock at a price per share less than the current market price per share (determined as provided below) of the Class A Common Stock on the date fixed for the determination of stockholders entitled to receive such rights or warrants, then the Conversion Rate in effect at the opening of business on the day following the date fixed for such determination shall be increased by multiplying such Conversion Rate by a fraction of which the numerator shall be the number of shares of Class A Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Class A Common Stock so offered for subscription or purchase and the denominator shall be the number of shares of Class A Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Class A Common Stock that the aggregate of the offering price of the total number of shares of Class A Common Stock so offered for subscription or purchase would purchase at such current market price, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination; provided, however, in the event that all the shares of Class A Common Stock offered for subscription or purchase are not delivered upon the exercise of such rights or warrants, upon the expiration of such rights or warrants the Conversion Rate shall be readjusted to the Conversion Rate that would have been in effect had the numerator and the denominator of the foregoing fraction and the resulting adjustment been made based upon the number of shares of Class A Common Stock actually delivered upon the exercise of such rights or warrants, rather than upon the number of shares of Class A Common Stock offered for subscription or purchase. For the purposes of this subparagraph (b), the number of shares of Class A Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation.

(c) In case the Corporation shall, by dividend or otherwise, distribute to all holders of its Class A Common Stock evidences of its indebtedness, cash (excluding ordinary cash dividends paid out of retained earnings of the Corporation), other assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in subparagraphs (a) and (b) above), then in each such case the Conversion Rate shall be adjusted retroactively so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided below) of the Class A Common Stock on the date fixed for such determination and the denominator shall be such current market price per share of the Class A Common Stock less the amount of cash and the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) of the portion of the assets, rights or evidences of indebtedness so distributed applicable to one share of Class A Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution.

(d) For the purpose of any computation under subparagraphs (b) and (c), the current market price per share of Class A Common Stock on any date shall be deemed to be the average of the daily closing prices for the 20 consecutive trading days commencing with the 30th trading day before the day in question. The closing price for each day shall be the reported last sales price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange or, if the Class A Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Class A Common Stock is listed or admitted to trading (based on the aggregate dollar value of all securities listed or admitted to trading) or, if not listed or admitted to trading on any national securities exchange, in the NASDAQ National Market System or, if the Class A Common Stock is not listed or admitted to trading on any national securities exchange or quoted in the NASDAQ National Market System, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Corporation for that purpose, or, if such prices are not available, the fair market value set by, or in a manner established by, the Board of Directors of the Corporation in good faith. “Trading day” shall mean a day on which the national securities exchange or the NASDAQ National Market System used to determine the closing price is open for the transaction of business or the reporting of trades or, if the closing price is not so determined, a day on which the New York Stock Exchange is open for the transaction of business.

(e) No adjustment in the Conversion Rate shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in such rate; provided, however, that the Corporation may make any such adjustment at its election; and provided further, however, that any adjustments which by reason of this subparagraph (e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this clause (xi) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

(f) Whenever the Conversion Rate is adjusted as provided in any provision of this clause (xi):

(1) the Corporation shall compute the adjusted Conversion Rate in accordance with this clause (xi) and shall prepare a certificate signed by the principal financial officer of the Corporation setting forth the adjusted Conversion Rate and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the transfer agent for the Class B Common Stock; and

(2) a notice stating that the Conversion Rate has been adjusted and setting forth the adjusted conversion rate shall forthwith be required, and as soon as practicable after it is required, such notice shall be mailed by the Corporation to each holder of record of Class B Common Stock at such holder’s address as it shall appear upon the stock transfer books of the Corporation.

(g) In the event that at any time, as a result of any adjustment made pursuant to this clause (xi), the holder of any shares of Class B Common Stock thereafter surrendered for conversion shall become entitled to receive any shares of the Corporation other than shares of Class A Common Stock or to receive any other securities, the number of such other shares or securities so receivable upon conversion of any share of Class B Common Stock shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained in this clause (xi) with respect to the Class A Common Stock.

(xii) In case of any reclassification of the Class A Common Stock, any consolidation of the Corporation with, or merger of the Corporation into, any other person, any merger of another person into the Corporation (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Class A Common Stock), any sale or transfer of all or substantially all of the assets of the Corporation or any compulsory share exchange, pursuant to which share exchange the Class A Common Stock is converted into other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby the holder of each share of Class B Common Stock then outstanding shall have the right thereafter, during the period such share shall be convertible, to convert such share only into the kind and amount of securities, cash and other property receivable upon such reclassification, consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Class A Common Stock of the Corporation into which such share of Class B Common Stock might have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange. The Corporation, the person formed by such consolidation or resulting from such merger or that acquires such assets or that acquires the Corporation’s shares, as the case may be, shall make provisions in its certificate or articles of incorporation or other constituent document to establish such right. Such certificate or articles of incorporation or other constituent document shall provide for adjustments which, for events subsequent to the effective date of such certificate or articles of incorporation or other constituent document, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 8. The above provisions shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

(xiii) The Corporation shall at all times reserve and keep available, out of its authorized and unissued stock, solely for the purpose of effecting the conversion of the Class B Common Stock, such number of shares of its Class A Common Stock free of preemptive rights as shall from time to time be sufficient to effect the conversion of all shares of Class B Common Stock from time to time outstanding. The Corporation shall from time to time, in accordance with the laws of the State of Delaware, increase the authorized number of shares of Class A Common Stock if at any time the number of shares of Class A Common Stock not outstanding shall not be sufficient to permit the conversion of all the then outstanding shares of Class B Common Stock.

      If any shares of Class A Common Stock required to be reserved for purposes of conversion of the Class B Common Stock hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be issued upon conversion, the Corporation will in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered or approved, as the case may be. If the Class A Common Stock is listed on the New York Stock Exchange or any other national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of Class A Common Stock issuable upon conversion of the Class B Common Stock.

      The Corporation will pay any and all issue or other taxes that may be payable in respect of any issue or delivery of shares of Class A Common Stock on conversion of the Class B Common Stock. The Corporation shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of Class A Common Stock (or other securities or assets) in a name other than that in which the shares of Class B Common Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

      Before taking any action that would cause an adjustment reducing the Conversion Rate, the Corporation will take any corporate action that may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Class A Common Stock at the Conversion Rate as so adjusted.

(xiv) In case:

(a) the Corporation shall (1) declare any dividend (or any other distribution) on its Class A Common Stock, other than (A) a dividend payable in shares of Class A Common Stock or (B) a dividend payable in cash out of its retained earnings other than any special or nonrecurring or other extraordinary dividend or (2) declare or authorize a redemption or repurchase of in excess of ten percent (10%) of the then outstanding shares of Class A Common Stock; or

(b) the Corporation shall authorize the granting to the holders of Class A Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights or warrants (other than any rights specified in paragraph (a)(1)(B) of clause (xi) of this Section 8; or

(c) of any reclassification of Class A Common Stock (other than a subdivision or combination of the outstanding Class A Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation shall be required, or of the sale or transfer of all or substantially all of the assets of the Corporation or of any compulsory share exchange whereby the Class A Common Stock is converted into other securities, cash or other property; or

(d) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be filed with the transfer agent for the Class B Common Stock, and shall cause to be mailed to each holder of record of the outstanding Class B Common Stock, at such holder’s address as it shall appear upon the stock transfer books of the Corporation, at least 15 days prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption or granting of rights or warrants or, if a record is not to be taken, the date as of which the holders of Class A Common Stock of record to be entitled to such dividend, distribution, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Class A Common Stock of record shall be entitled to exchange their shares of Class A Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but neither the failure so to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

      SECTION 9. In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after there shall have been paid or set apart for the holders of Preferred Stock the full preferential amounts to which they are entitled, the holders of Class A

Common Stock and Class B Common Stock shall be entitled to receive the assets of the Corporation remaining for distribution to its stockholders, ratably in proportion to the number of shares held by them, respectively, together with any other stockholder entitled to participate in such liquidation, dissolution or winding up on a parity with the Class A Common Stock and the Class B Common Stock.

      SECTION 10. SUBDIVISION OR COMBINATION.

      (1) If the Corporation shall in any manner subdivide (by stock split or otherwise) or combine (by reverse stock split or otherwise) the outstanding shares of the Class A Common Stock or Class B Common Stock, or pay a stock dividend in shares of any class to holders of that class, the per share voting rights specified in Section 5 of this Article Fourth of Class B Common Stock relative to Class A Common Stock shall be appropriately adjusted so as to avoid any dilution in the aggregate voting rights of any class. Distribution by the Corporation of shares of any class of its common stock as a dividend on any other class of its common stock shall not require an adjustment pursuant to this Section 10.

      (2) The determination of any adjustment required under this Section 10 shall be made by the Corporation’s Board of Directors; any such determination shall be binding and conclusive upon all holders of shares of all classes of the Corporation’s common stock. Following any such determination, the Secretary of the Corporation shall maintain a record of any such adjustment.

      SECTION 11. Any Preferred Stock, Class A Common Stock or Class B Common Stock, authorized hereunder or under any amendment hereof, in the discretion of the Board of Directors, may be issued, except as herein otherwise provided, in payment for property or services, or as bonuses to employees of the Corporation or employees of subsidiary companies, or for other assets or securities including cash, necessary or desirable, in the judgment of the Board of Directors, to be purchased or acquired from time to time for the Corporation, or for any other lawful purpose of the Corporation.

      SECTION 12. If it seems desirable so to do, the Board of Directors may from time to time issue scrip for fractional shares of stock. Such scrip shall not confer upon the holder any right to dividends or any voting or other rights of a stockholder of the Corporation, but the Corporation shall from time to time, within such time as the Board of Directors may determine or without limit of time if the Board of Directors so determines, issue one or more whole shares of stock upon the surrender of scrip for fractional shares aggregating the number of whole shares issuable in respect of the scrip so surrendered, provided that the scrip so surrendered shall be properly endorsed for transfer if in registered form.

ARTICLE FIFTH

      The Corporation is to have perpetual existence.

ARTICLE SIXTH

      The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatever.

ARTICLE SEVENTH

      SECTION 1. Except as otherwise fixed pursuant to the provisions of Article Fourth hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, the number of Directors of the Corporation shall be not less than six and not more than nine. Subject to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, in case of any vacancy in the Board of Directors, the remaining Directors, by affirmative vote of a majority thereof, may, and the stockholders shall not be entitled to, elect a successor to hold office for the unexpired portion of the term of the Director whose place is vacant and until his successor shall be duly elected and qualified.

      SECTION 2. The Directors, other than those who may be elected by the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, shall be divided into three classes: Class I, Class II and Class III. Within the limits specified in this Article Seventh and the By-Laws of the Corporation, the number of directors in each class shall be determined by resolution of the Board of Directors; provided, however, that the number of Directorships shall be apportioned among the classes so as to maintain the classes as nearly equal in number as possible. The terms of office of the classes of Directors shall expire at the times of the annual meetings of the stockholders as follows: Class I at the annual meeting held in 1994, Class II at the annual meeting held in 1995 and Class III at the annual meeting held in 1996, or thereafter in each case when their respective successors are elected and qualified. At each subsequent annual meeting, the Directors chosen to succeed those whose terms are expiring shall be identified as being of the same class as the Directors whom they succeed, and shall be elected for a term expiring at the time of the third succeeding annual meeting of stockholders, or thereafter in each case when their respective successors are elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

      SECTION 3. No Director shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability (i) for any breach of the Director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174, or any successor provision thereto, of the Delaware General Corporation Law, or (iv) for any transaction from which the Director derived an improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

      SECTION 4. In furtherance, and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized:

(a) To make, alter, amend and repeal the By-Laws of the Corporation.

(b) To remove at any time any officer elected or appointed by the Board of Directors. Any other officer or employee of the Corporation may be removed at any time by a vote of the Board of Directors, or by any committee or superior officer upon whom such power of removal may be conferred by the By-Laws or by the vote of the Board of Directors.

(c) From time to time to fix and to vary the sum to be reserved over and above its capital stock paid in before declaring any dividends; to direct and determine the use and disposition of any surplus or net profits over and above the capital stock paid in; to fix the time of declaring and paying any dividend, and, unless otherwise provided in this Certificate or in the By-Laws, to determine the amount of any dividend. All sums reserved as working capital or otherwise may be applied from time to time to the acquisition or purchase of its bonds or other obligations or shares of its own capital stock or other property to such extent and in such manner and upon such terms as the Board of Directors shall deem expedient and neither the stocks, bonds, or other property so acquired shall be regarded as accumulated profits for the purpose of declaring or paying dividends unless otherwise determined by the Board of Directors, but shares of such capital stock so purchased or acquired may be resold, unless such shares shall have been retired for the purpose of decreasing the Corporation’s capital stock as provided by law.

(d) From time to time to determine whether and to what extent, and at what time and places and under what conditions and regulations the accounts and books of the Corporation (other than the stock ledger), or any of them, shall be open to the inspection of the stockholders; and no stockholder shall have any right to inspect any account or book or document of Corporation, except as conferred by statute or authorized by the Board of Directors or by a resolution of the stockholders.

(e) The Corporation may by its By-Laws confer upon the Directors powers and authorities additional to the foregoing and to those expressly conferred upon them by statute.

ARTICLE EIGHTH

      Both the stockholders and the Directors of the Corporation may hold their meetings and the Corporation may have an office or offices in such place or places outside of the State of Delaware as the By-Laws may provide, and the Corporation may keep its books outside of the State of Delaware except as otherwise provided by law.

ARTICLE NINTH

      In addition to any requirement of law and any other provision of this Amended and Restated Certificate of Incorporation or any resolution or resolutions of the Board of Directors adopted pursuant to Article Seventh of this Amended and Restated Certificate of Incorporation (and notwithstanding the fact that a lesser percentage may be specified by law, this Amended and Restated Certificate of Incorporation or any such resolution or resolutions), the affirmative vote of the holders of 66 2/3 percent or more of the combined voting power of the then outstanding shares of Voting Stock, voting together as a single class, shall be required to amend, alter or repeal this Amended and Restated Certificate of Incorporation. Subject to the foregoing provisions of this Article Ninth, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation in the manner, now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

      IN WITNESS WHEREOF, Rouge Industries, Inc. has caused this Certificate to be signed and attested by its duly authorized officers, this       day of                     , 2003.

By:

Name: Gary P. Latendresse
Title: Vice Chairman and
Chief Financial Officer

ATTEST

Secretary

ANNEX B

ROUGE STEEL COMPANY OUTSIDE DIRECTOR EQUITY PLAN

(As Amended And Restated Effective DECEMBER 11, 2002)

      WHEREAS, Rouge Steel Company, a Delaware corporation, adopted the Rouge Steel Company Outside Director Equity Plan (the “Plan”) for the purpose of promoting the long-term growth and profitability of Rouge Steel Company by attracting and retaining non-employee directors of outstanding ability; and

      WHEREAS, pursuant to a reorganization in which Rouge Steel Company became the wholly owned subsidiary of Rouge Industries, Inc., Rouge Industries, Inc. assumed sponsorship of the Plan; and

      WHEREAS, the Plan has been amended and restated from time to time, was most recently amended and restated effective April 1, 2001 and was amended by a First Amendment effective May 15, 2002; and

      WHEREAS, Rouge Industries, Inc., through its Compensation Committee, desires to amend and restate the Plan, to reflect certain changes in the Plan’s award provisions.

      NOW, THEREFORE, in consideration of the premises, the Plan is hereby amended and restated, effective December 11, 2002, in its entirety as follows:

      SECTION 1. PURPOSE.

      The purpose of this Outside Director Equity Plan is to promote the long-term growth and profitability of the Company by attracting and retaining non-employee directors of outstanding ability. Accordingly, eligible outside directors shall be granted Stock Awards under the Plan as provided herein and shall have the opportunity to elect to receive payment on all or a portion of their retainer fees in the form of common stock of the Company. Ownership of the Company’s stock assists in the attraction and retention of qualified non-employee directors and provides them with additional incentive to devote their best efforts to pursue and sustain the Company’s financial success through the achievement of corporate goals.

      SECTION 2. DEFINITIONS.

      A. “Beneficiary” shall mean (1) a transferee of an Eligible Director’s right, interests, and/or Stock Award under the Plan, subject to Section 10.A of the Plan, or (2) the person, persons, trust or trusts designated by an Eligible Director, or if no designation has been made, the person, persons, trust or trusts entitled by will, any trust agreement or the laws of descent and distribution, to receive the benefits specified under this Plan in the event of an Eligible Director’s death, and, if necessary, for purposes of any Stock Award or Equity Fee Election, the term shall include the Eligible Director’s executor, administrator or personal representative.

      B. “Board” shall mean the Board of Directors of the Company.

      C. “Code” shall mean the Internal Revenue Code of 1986, as amended.

      D. “Common Stock” shall mean shares of $0.01 par value Class A common stock of the Company, subject to adjustment pursuant to Section 8.

      E. “Company” shall mean Rouge Industries, Inc., a Delaware corporation.

      F. “Compensation Committee” shall mean the Compensation Committee of the Board.

      G. “Director Purchase Price” shall mean 100% of the Fair Market Value of one share of Common Stock as of the Retainer Payment Date.

      H. “Eligible Director” shall mean a member of the Board of Directors of the Company who is not an employee of the Company, Rouge Steel Company, or an affiliate of the Company (an

“Outside Director”), except that an Eligible Director who is an employee of an entity that is an affiliate of the Company or Rouge Steel Company other than by virtue of Company or Rouge Steel Company control of such entity shall participate herein if such director is otherwise an Outside Director and participates in no equity-based plan (other than the Plan) of the Company or any subsidiary thereof.

      I. “Equity Fee Election” shall mean an irrevocable election, prior to each Retainer Payment Date, to receive all or a portion of the Retainer in the form of Common Stock.

      J. “Equity Stock Grant” shall mean an award of Common Stock.

      K. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

      L. “Fair Market Value” shall mean the closing price of the Common Stock on the New York Stock Exchange as reported on the Composite Tape, or if it is not listed on the New York Stock Exchange, the closing price on the exchange on which the Common Stock is then listed, or if not listed on any exchange, the closing price reported on the NASDAQ National market System over-the-counter market; if, however, there is no trading of the Common Stock on the date in question, then the closing price of the Common Stock, as so reported, on the last preceding date on which there was trading shall instead be used to determine Fair Market Value. If Fair Market Value for any date in question cannot be determined as hereinabove provided, Fair Market Value shall be determined by the Plan Administrator by whatever method or means the Plan Administrator, in the good faith exercise of its authority, at that time shall deem appropriate.

      M. “Legal Representative” shall mean the guardian or legal representative of the Eligible Director who, upon the disability or incapacity of an Eligible Director, shall have acquired on behalf of the Eligible Director, by legal proceeding or otherwise, the right to exercise the Eligible Director’s rights and receive his or her benefits under the Plan.

      N. “Option” shall mean the right, granted pursuant to this Plan, of a holder to purchase shares of Common Stock at an Exercise Price and upon terms specified by the Plan.

      O. “Plan” shall mean the Rouge Steel Company Outside Director Equity Plan.

      P. “Plan Administrator” shall mean the Compensation Committee so long as it is composed solely of 2 or more Non-Employee Directors, as defined in Rule 16b-3, and if not so composed, it shall mean the Board.

      Q. “Retainer” shall mean the amount of money paid, in quarterly installments, by the Company to an Eligible Director as an annual retainer for services to be rendered as a member of the Board during any fiscal year of the Company, including retainers, meeting attendance fees and fees otherwise payable for acting on or as a member of the Board or any committee thereof, but not including reimbursements of expenses.

      R. “Retainer Payment Date” shall mean the last day of the month immediately following each calendar quarter (i.e., April 30, July 31, October 31 and January 31).

      S. “Rule 16b-3” means Rule 16b-3 of the Securities and Exchange Commission (or any successor regulation) as in effect with respect to the Company at a given time.

      T. “Stock Award” shall mean an Equity Stock Grant or an Option.

      SECTION 3. STOCK SUBJECT TO THE PLAN.

      Shares of Common Stock granted under the Plan must be authorized and issued shares of Common Stock. Subject to adjustment as provided in Section 8, at any given time, the maximum number of shares of Common Stock which may be issued pursuant to Stock Awards granted hereunder shall be 250,000 shares; provided, that shares of Common Stock as to which Options granted have expired, terminated, or been canceled for any reason other than exercise of such Options shall be available under this Plan.

      SECTION 4. ADMINISTRATION.

      The Plan is intended to allow the Eligible Directors receiving Stock Awards pursuant to the terms of the Plan to be “Non-Employee Directors” as defined in Rule 16b-3. The Plan shall be administered by the Plan Administrator. In addition to any implied powers and duties that may be needed to carry out the provisions of the Plan, the Plan Administrator shall have all the powers vested in it by the terms of the Plan, including authority to prescribe the forms of agreements hereunder. The Plan Administrator shall be authorized to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to make any other determinations which it believes necessary or advisable for administration of the Plan, and to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Equity Stock Grant or Option grant in the manner and to the extent the Plan Administrator deems desirable to carry it into effect.

      All Plan Administrator determinations shall, unless otherwise determined by the Board, be final, conclusive and binding on the Company, any Eligible Director, Beneficiary, Legal Representative, and any other interested parties. The Plan Administrator may authorize any one or more of its members, or any officer of the Company, to execute and deliver documents on behalf of the Plan Administrator.

      SECTION 5. ELIGIBILITY.

      All Eligible Directors shall, pursuant to the terms of the Plan, receive Stock Awards and have the right to make Equity Fee Elections as set forth herein.

      SECTION 6. STOCK AWARDS.

      Prior to December 11, 2002, Stock Awards shall be governed by the terms of the Plan as then in effect. On and after December 11, 2002, Stock Awards shall be governed by the following terms:

A. Equity Stock Grants.

1. Equity Stock Grant. As of each Retainer Payment Date, commencing on and after April 30, 1999, and prior to December 11, 2002, each Eligible Director shall automatically receive an Equity Stock Grant of the number of shares (rounded down to the next whole share) of Common Stock equivalent to the quotient of (a) the quarterly portion of the Retainer paid such Eligible Director for such Retainer Payment Date divided by (b) the Director Purchase Price; in the event the quarterly portion of the Retainer is zero, no such Equity Stock Grant will be made. On and after December 11, 2002, such Equity Stock Grant shall cease until recommenced by subsequent plan amendment. The Common Stock awarded as an Equity Stock Grant pursuant to this Section 6 shall be in addition to any Common Stock granted pursuant to an election made pursuant to Section 7.

2. Discretionary Equity Stock Grant. The Chief Executive Officer of the Company may, in his sole discretion, grant in writing to any Eligible Director who displays extraordinary performance for a particular period a discretionary grant of shares of Common Stock (a “Discretionary Equity Stock Grant”). The time of and amount of Common Stock composing such a grant and the level of performance required for any such Discretionary Equity Stock Grant shall be determined in the sole discretion of the Chief Executive Officer; provided, however, that the Chief Executive Officer may not grant more than 2,000 shares to an Eligible Director pursuant to this Section 6.A.2 during any calendar year without prior approval from the Compensation Committee. Notwithstanding anything to the contrary herein, shares of Common Stock granted pursuant to a Discretionary Equity Stock Grant without prior Compensation Committee approval must be held by the grantee for a period of 6 months following the date of acquisition pursuant to Rule 16b-3(d)(3) of the Exchange Act.

B. Stock Options.

1. Type of Option. No Option shall be intended to qualify under Section 422 of the Code.

2. Awards of Options. (i) As of the date of the Company’s annual meeting of the stockholders (the “Annual Meeting”), each Eligible Director shall automatically receive an Option to purchase 1,000 shares of Common Stock, (ii) on and after April 1, 2001, and prior to December 11, 2002, as of each Retainer Payment Date during such period, each Eligible Director shall receive, only in the event no quarterly portion of a Retainer is paid or the quarterly portion of such Retainer is zero, an Option to purchase a number of shares of Common Stock equivalent to the quotient of (a) $7,500 divided by (b) the Director Purchase Price, and (iii) on and after December 11, 2002, an Option to purchase a number of shares of Common Stock (rounded down to the next whole share) equivalent to the quotient of (a) the quarterly portion of the Retainer paid such Eligible Director for such Retainer Payment Date divided by (b) the Director Purchase Price; in the event the quarterly portion of the Retainer is zero, no such Option will be granted; provided, further, however, with respect to (i) above, that each Eligible Director receiving Options with respect to an Annual Meeting continues to serve as a director of the Company after such Annual Meeting.

C. Exercise of Options.

1. Exercisability. Except as set forth in this Section 6, 25% of the total number of options for shares of Common Stock subject to an Option granted to an Eligible Director shall first become exercisable on the date the Option is granted and 25% on each succeeding December 31. The right to purchase shares of Common Stock with respect to shares which have become exercisable shall be cumulative during the term of the Option. An Option may be exercised by an Eligible Director during the period that the Eligible Director remains a member of the Board and for a period of 5 years following retirement; provided, that only those Options exercisable at the date of the Eligible Director’s retirement may be exercised during the period following retirement unless the Plan Administrator determines all Options may be so exercised; and, provided, further, that in no event shall the Option be exercisable more than 10 years after the date of grant. In the event of the death of an Eligible Director, the Option shall be exercisable only within the 12 months next succeeding the date of death, and then only by the Eligible Director’s Beneficiary if and to the extent that the Eligible Director was entitled to exercise the Option at the date of the Eligible Director’s death unless the Plan Administrator determines all Options may be so exercised; provided, that in no event shall the Option be exercisable more than 10 years after the date of grant.

2. Exercise Price. The Exercise Price shall be 100% of the Fair Market Value of the Common Stock subject to an Option on the date the Option is granted; provided, however, that the per share purchase price of Common Stock subject to Options granted on the IPO Pricing Date shall be the IPO Price.

3. Manner of Exercise. The specified number of shares with respect to which an Option is exercised will, subject to applicable tax withholding, if any, be issued following receipt by the Company of (a) written notice of such exercise from the Option holder (in such form as the Plan Administrator shall have specified) of an Option delivered to the Corporate Secretary or the Vice President and Treasurer of the Company, and (b) payment to the Company, as provided herein, of the Exercise Price.

4. Payment for Shares. The Exercise Price for the number of shares of Common Stock with respect to which an Option is exercised shall be paid in full when the Option is exercised. The Exercise Price may be paid, in whole or in part, (a) in cash; (b) in whole shares of Common Stock, valued at their then Fair Market Value; (c) pursuant to an election prior to or coincidental with such exercise to satisfy the Exercise Price through the withholding of shares issuable upon exercise of the Option and valued at their then Fair Market Value; or (d) by a combination of such methods of payment. The Company may enter into any arrangement permitted under applicable laws (but only to the extent permitted under Rule 16b-3) to facilitate the “cashless” exercise of any Option.

      SECTION 7. ELECTION TO RECEIVE RETAINER IN THE FORM OF COMMON STOCK.

      A. With respect to Retainer payments, an Eligible Director shall have the right to make an Equity Fee Election. Such Equity Fee Election must set forth a percentage, up to 100%, of such Retainer which would otherwise be paid in cash that shall instead be paid in the form of Common Stock. In the event the Retainer of an Eligible Director is increased subsequent to the Equity Fee Election, such election shall apply to the amount of such increase.

      B. On the Retainer Payment Date, the Director will receive the number of shares of Common Stock equal to (1) the portion of the Retainer specified in the Equity Fee Election divided by (2) the Director Purchase Price.

      SECTION 8. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

      In the event of any change in the outstanding Common Stock by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, split-up, split-off, spin-off, spin-away, liquidation or other similar change in capitalization, or any distribution to common stockholders other than cash dividends, the number or kind of shares that may be issued under the Plan pursuant to Section 3 shall be automatically adjusted, and the Plan Administrator shall be authorized to make such other equitable adjustment of any Stock Award or shares issuable pursuant thereto, so that the proportionate interest of the Eligible Director shall be maintained as before the occurrence of such event. Any such adjustment shall be conclusive and binding for all purposes of the Plan.

      SECTION 9. AMENDMENT AND TERMINATION.

      The Board or the Plan Administrator may at any time terminate, suspend, modify or amend the Plan in such respects as it shall deem advisable; provided, that the Board or Plan Administrator may not make any amendment to the Plan that would, if such amendment were not approved by the shareholders, cause the Plan to fail to comply with Section 16 of the Exchange Act (or Rule 16b-3 thereunder) or any other requirement of applicable law or regulation, unless and until the approval of the shareholders is obtained. Notwithstanding the foregoing, the provisions of the Plan with respect to eligibility for participation or the timing or amounts of grants of Stock Awards shall not be amended more than once every 6 months (other than to comport with changes in the Code or the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder). The termination or any modification or amendment of the Plan shall not, without the consent of the Eligible Directors, adversely affect their rights under Stock Awards previously granted, unless required by applicable law.

      SECTION 10. MISCELLANEOUS PROVISIONS.

      A. (1) an Eligible Director’s Options may be transferred in whole or in part, either directly or by operation of law or otherwise only to immediate family members of the Eligible Director sharing the same household, a trust established for the benefit of the Eligible Director or immediate family members of the Eligible Director sharing the same household, or a partnership in which the Eligible Director and immediate family members sharing the same household are the only partners, and in any event only to the extent any such transfer effects only a change in the form of beneficial ownership without changing an Eligible Director’s pecuniary interest in such Options under the Plan and is not the exercise (except in accordance with the terms of the Plan) or conversion of a derivative security, or deposit or withdrawal from a voting trust, to the extent exempt pursuant to

Rule 16a-13 of the Securities and Exchange Commission, as then in effect; or (2) an Eligible Director’s rights and interests under the Plan, or with respect to any Stock Award, may be transferred pursuant to a domestic relations order to the extent exempt pursuant to Rule 16a-12 of the Securities and Exchange Commission, as then in effect; provided, further, however, an Eligible Director’s rights, interests and Stock Awards under the Plan shall not otherwise be assigned or transferred in whole or in part, either directly or by operation of law or otherwise, except in the event of an Eligible Director’s death, by will or the laws of descent and distribution (including, without limitation, by way of execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner), or until, with respect to any Stock Award, the applicable common stock is transferred as provided hereunder.

      B. The Plan, grant of Stock Awards and Equity Fee Elections thereunder, and the obligation of the Company to satisfy Stock Awards and Equity Fee Elections shall be subject to all applicable Federal and state laws, rules and regulations, and to such approvals by any government or regulatory agency as may be required; and the Plan Administrator may impose any additional restrictions with respect to Stock Awards or Equity Fee Elections in order to comply with any legal requirements applicable to Stock Awards or Equity Fee Elections or to qualify for any exemption it may deem appropriate.

      C. To the extent (if any) required by applicable law, Federal, state and/or local taxes shall be withheld in connection with the grant of a Stock Award or Equity Fee Election.

      D. The expenses of the Plan shall be borne by the Company.

      E. By accepting a Stock Award or making an Equity Fee Election under the Plan, each Eligible Director and each Legal Representative or Beneficiary shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company or the Board.

      F. Nothing in the Plan shall confer on an Eligible Director any right to continue as a member of the Board, or in any way affect any right to terminate the Eligible Director’s membership on the Board under applicable law.

      G. Participation in the Plan shall not affect an Eligible Director’s eligibility to participate in any other benefit or incentive plan of the Company or Rouge Steel Company. Options under the Plan are not considered earnings for purposes of any Rouge Steel Company-sponsored savings plan, Rouge Steel Company-sponsored retirement plan, insurance or other employee benefit programs.

      H. A breach by an Eligible Director, his or her Beneficiary(ies) or Legal Representative, of any restrictions, terms or conditions provided in the Plan or otherwise established by the Plan Administrator with respect to any Stock Award or Equity Fee Election will, unless waived in whole or in part by the Plan Administrator, cause a forfeiture of such Stock Award or cause such Equity Fee Election to be void and of no effect.

      I. Except to the extent preempted by Federal law, the provisions of this Plan shall be interpreted and construed in accordance with the laws of the State of Michigan.

      J. It is the intention that the Plan at all times fully satisfy the provisions and conditions of Rule 16b-3 applicable to a plan of this type. Accordingly, irrespective of any rights or discretionary power which an Eligible Director who is or becomes subject to the reporting requirements of Section 16 of the Exchange Act (a “Section 16 Reporting Person”) holding a pertinent Stock Award or making an Equity Fee Election otherwise would possess hereunder evidencing a Stock Award or Equity Fee Election, a Section 16 Reporting Person shall be entitled to exercise such rights and discretion only at such times and manner and under such other conditions as at the time are contemplated by the applicable provisions of Rule 16b-3 and any attempt otherwise to exercise such rights or discretion shall be void and of no effect.

Date: December , 2002	ROUGE INDUSTRIES, INC.

By: Name: William E. Hornberger Title: Senior Vice President, Corporate Relations and External Affairs

ANNEX C

ROUGE STEEL COMPANY

2004 STOCK INCENTIVE PLAN

      SECTION 1. PURPOSE.

      The purpose of this Stock Incentive Plan is to align the interests of certain officers and employees of Rouge Steel Company with those of shareholders of the Company by rewarding long-term growth and profitability of the Company. Ownership of stock assists in the attraction and retention of qualified employees and provides them with additional incentive to devote their best efforts to pursue and sustain the Company’s financial success through the achievement of corporate goals. Accordingly, certain officers and employees may be granted Stock Options, Stock Appreciation Rights, Restricted Stock and Performance Share Awards.

      SECTION 2. DEFINITIONS.

      A. “Agreement” shall mean a written agreement, in a form approved by the Committee, which sets forth the terms and conditions of an Award. Agreements shall be subject to the express terms and conditions set forth herein, and to such other terms and conditions not inconsistent with the Plan as the Committee shall deem appropriate.

      B. “Award” shall mean an Option (which may be designed as a Nonqualified Stock Option or an Incentive Stock Option), a Stock Appreciation Right (which may be designated as a Freestanding SAR or Tandem SAR), a Restricted Stock Award or a Performance Share Award, in each case granted under this Plan. Each Award shall be evidenced by an Agreement.

      C. “Beneficiary” shall mean (i) any transferee of an Employee’s right, interests, Options or SARs, subject to Section 13.B of the Plan or (ii) the person, persons, trust or trusts designated by an Employee, or if no designation has been made, the person, persons, trust or trusts entitled by will, any trust agreement or the laws of descent and distribution, to receive the benefits specified under this Plan in the event of an Employee’s death, and, if necessary, for purposes of exercise of any Option or SAR, the term shall include the Employee’s executor, administrator or personal representative.

      D. “Board” shall mean the Board of Directors of the Company.

      E. “Code” shall mean the Internal Revenue Code of 1986, as amended.

      F “Committee” shall mean the Compensation Committee of the Board. All Directors serving on the Committee at any given time shall be (i) “Non-Employee Directors” as that term is used in Rule 16b-3 of the Securities and Exchange Commission, and (ii) “outside directors” as that term is used in Section 162(m) of the Code (except to the extent not necessary for Section 162(m) Relief or Section 162(m) Relief is not sought). The number of Directors serving on the Committee at any given time shall be no less than the number then required by Rule 16b-3 and by Section 162(m) (except to such extent not necessary for Section 162(m) Relief or Section 162(m) Relief is not sought).

      G. “Common Stock” shall mean shares of $0.01 par value Class A Common Stock of the Company, subject to adjustment pursuant to Section 11.

      H. “Company” shall mean Rouge Industries, Inc., a Delaware corporation.

      I. “Disabled” or “Disability” shall mean eligible to receive a benefit under the Long-Term Disability Plan of Rouge Steel Company.

      J. “Employee” shall mean an Employee of Rouge Steel Company, whether or not an officer thereof, and shall include any such Employee who is also a director of Rouge Steel Company.

      K. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

      L. “Exercise Price” shall mean, with respect to each share of Common Stock subject to an option, the price fixed by the Committee at which such share may be purchased from the Company pursuant to the exercise of such Option, which price may not be less than 100% of the Fair Market Value of such share on the date the Option is granted.

      M. “Fair Market Value” shall mean the closing price of the Common Stock on the New York Stock Exchange as reported on the Composite Tape, or if it is not listed on the New York Stock Exchange, the closing price on the exchange on which the Common Stock is then listed, or if not listed on any exchange, the closing price reported on the NASDAQ National Market System over-the-counter market; if, however, there is no trading of the Common Stock on the date in question, then the closing price of the Common Stock, as so reported, on the last preceding date on which there was trading shall instead be used to determine Fair Market Value. If Fair Market Value for any date in question cannot be determined as hereinabove provided, Fair Market Value shall be determined by the Committee by whatever method or means the members, in the good faith exercise of their discretion, at that time shall deem appropriate.

      N. “Freestanding SAR” shall mean a right, granted pursuant to this Plan without reference or relationship to any Option, of a holder to receive cash, shares of Common Stock, or a combination thereof, as the case may be, having an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise of such SAR over the Fair Market Value of one such share on the date of grant of such SAR.

      O. “Incentive Stock Option” or “ISO” shall mean an Option that meets the requirements of Section 422 of the Code, or any successor provision, and that is intended by the Committee to constitute an ISO. Any ISO granted hereunder must be granted within ten years from the date the Plan becomes effective and the aggregate Fair Market Value (determined at the time of grant of any ISO) of the Common Stock for which ISOs are granted under the Plan which are exercisable by an Employee for the first time during any calendar year may not exceed $100,000. If for any reason an Option (or any portion thereof) intended by the Committee to be an ISO nevertheless does not so qualify as an ISO under the Code, either at the time of grant or subsequently, such failure to qualify shall not invalidate the Option (or any portion thereof) and instead the nonqualified portion (or, if necessary, the entire Option) shall be deemed to have been granted as a Nonqualified Stock Option irrespective of the manner in which it is designated in the Option Agreement.

      P. “Legal Representative” shall mean the guardian or legal representative of the Employee who, upon the Disability or incapacity of an Employee, shall have acquired on behalf of the Employee, by legal proceeding or otherwise, the right to exercise the Employee’s rights and receive his or her benefits under the Plan.

      Q. “Nonqualified Stock Option” or “NQSO” shall mean an Option that is not an ISO.

      R. “Option” shall mean the right, granted pursuant to this Plan, of a holder to purchase shares of Common Stock at a price and upon terms to be specified by the Committee. The term shall include a Nonqualified Stock Option or an Incentive Stock Option.

      S. “Performance Measures” shall mean, with respect to each Performance Share Award or any Restricted Stock Award, the criteria and objectives, determined by the Committee, which must be met during the applicable Performance Period or Restriction Period, as the case may be: (i) for any Performance Share Award, the conditions established upon the holder’s receipt of the Award; or (ii) for any Restricted Stock Award, the lapse of restrictions with respect to the Award. Such criteria and objectives may include, but shall not be limited to, earnings per share, total return on Common Stock, and Company return on equity compared to a peer group’s return on equity. To the extent Section 162(m) Relief is sought, the Committee shall take into account the provisions of Section 162(m) of the Code with respect to the timing of the establishment of the Performance Measures. The Performance Measures pertinent to any Performance Share Award or Restricted Stock Award shall be established at the time of such Award and set forth in the applicable

Agreement, but may be revised by the Committee thereafter if and whenever its members determine that, in light of events occurring or circumstances arising after the date of such Award, such revision is necessary or appropriate to afford the recipient benefits substantially similar to those originally intended with respect to such Award; provided that, to the extent Section 162(m) Relief is sought, the Committee shall take in to account the requirements of Section 162(m) of the Code in making any such revision. Anything herein to the contrary notwithstanding, to the extent Section 162(m) Relief is sought, (i) the Committee shall provide that no compensation shall be payable under the Plan in connection with a Performance Measure (or the satisfaction or attainment thereof) unless the applicable Performance Measure has been disclosed to and approved by the shareholders to the extent required to qualify for Section 162(m) Relief; and (ii) no such compensation shall be payable in the absence of such disclosure and approval.

      T. “Performance Period” shall mean the period designated by the Committee during which the Performance Measures applicable to a Performance Share Award shall be measured. The Performance Period shall be established at the time of such Performance Share Award, and shall not be less than three (3) nor more than five (5) years in duration. The duration of Performance Periods may vary.

      U. “Performance Share Award” shall mean an award of the right, contingent upon attainment of Performance Measures within a Performance Period, to receive a specified number of Performance Shares or, in lieu of all or any portion of such Performance Shares, their Fair Market Value in cash, as more specifically provided in Section 9.

      V. “Performance Shares” shall mean those shares of Common Stock issuable pursuant to a Performance Share Award.

      W. “Plan” shall mean the Rouge Steel Company Stock Incentive Plan.

      X. “Restriction Period” shall mean the period designated by the Committee during which Restricted Stock may not be sold, exchanged, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of except as otherwise provided in the Plan, which period shall not be less than three (3) years nor more than five (5) years from the date of grant.

      Y. “Restricted Stock” shall mean any shares of Common Stock issued pursuant to the Plan subject to the restriction that they may not be sold, exchanged, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of except as otherwise provided in the Plan, prior to termination of a Restriction Period. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes.

      Z. “Restricted Stock Award” shall mean an award of Restricted Stock pursuant to the Plan.

      AA. “Retirement” shall mean retirement of an Employee from the employ of Rouge Steel Company as described in the Rouge Steel Company Salaried Employee Retirement Plan.

      BB. “Rule 16b-3” means Rule 16b-3 of the Securities and Exchange Commission (or any successor regulation) as in effect with respect to the Company at a given time.

      CC. “Section 162(m) Relief” shall mean such exception as may be available pursuant to Section 162(m) of the Code from the limitation on tax deductibility provided for thereunder.

      DD. “Stock Appreciation Right” or “SAR” shall mean any Freestanding SAR or Tandem SAR.

      EE. “Tandem SAR” shall mean a right, granted under this Plan, pursuant to which a holder may elect to surrender an Option, or any portion thereof, which is then exercisable, and receive in exchange therefor shares of Common Stock, cash, or a combination thereof, as the case may be with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock at the time of exercise over the per share Exercise Price specified in such Option, multiplied by the number of shares of Common Stock covered by such Option, or portion thereof, which is so surrendered.

      FF. “Tax Withholding Date” shall mean the date the withholding tax obligation first arises with respect to an Award.

      SECTION 3. STOCK SUBJECT TO THE PLAN.

      Shares of Common Stock issuable as or pursuant to Awards granted under the Plan must be authorized and issued shares of Common Stock. Subject to adjustment as provided in Section 11, at any given time, the maximum number of shares of Common Stock which may be issued as Restricted Stock and made subject to future issuance in settlement of Performance Awards or pursuant to the exercise of Options or SARs hereunder shall be 500,000 shares, except that the following shall also be available hereunder: (i) shares as to which Options granted during the Granting Period have since expired, terminated, or been canceled for any reason other than exercise of such Options (or of related Tandem SARs); (ii) the excess (if any) of the number of shares subject to Tandem SARs both granted and exercised during the Granting Period over the number of shares issued or to be issued (or withheld or to be withheld for purposes of tax withholding) in connection with the exercise of such SARs; (iii) the excess (if any) of the number of Freestanding SARs both granted and exercised during the Granting Period over the number of shares issued or to be issued (or withheld or to be withheld for tax withholding purposes) in connection with the exercise of such SARs; (iv) the number of shares subject to Performance Share Awards both granted and forfeited during the Granting Period; (v) with respect to Performance Share Awards granted during the Granting Period which have been determined to have been earned, the excess (if any) of the number of shares so determined to have been earned over the number of shares issued or to be issued (or withheld or to be withheld for tax withholding purposes) in settlement of such Performance Share Awards; and (vi) to the extent permitted by Rule 16b-3, shares of Restricted Stock that are forfeited.

      In addition to the foregoing, in no event may the total number of shares covered by outstanding ISOs plus the number of shares issued in settlement of exercised ISOs, whenever granted, exceed 500,000 shares, and in no event may Freestanding SARs exercisable only for cash be granted at any time at which this Section would not permit the grant of Freestanding SARs which could be settled in shares.

      SECTION 4. ADMINISTRATION.

      The Plan shall be administered by the Committee. In addition to any implied powers and duties that may be needed to carry out the provisions of the Plan, the Committee shall have all the powers vested in it by the terms of the Plan, including exclusive authority to grant Awards under the Plan, to select the employees to receive such Awards, to determine the type, size and terms of the Awards to be made to each Employee selected (which Awards need not be uniform), to determine the time when Awards will be granted (to the extent Section 162(m) Relief is sought, taking into account the provisions of Section 162(m) of the Code), and to prescribe the form of the Agreements embodying Awards made under the Plan. The Committee shall be authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to make any other determinations which it believes necessary or advisable for the administration of the Plan, and to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems desirable to carry it into effect.

      All Committee determinations shall, unless otherwise determined by the Board, be final, conclusive and binding on the Company, any Employee, Beneficiary, Legal Representative, and any other interested parties. The Committee may authorize any one or more of their number, or any officer of the Company, to execute and deliver documents on behalf of the Committee.

      SECTION 5. ELIGIBILITY.

      All Employees are eligible for selection by the Committee to receive an Award, except Employees covered by a Collective Bargaining Agreement with the Company which does not provide for coverage under this Plan.

      SECTION 6. STOCK OPTIONS.

      A. Terms and Conditions.

1. Type of Option. Each Option Agreement shall specify whether the pertinent Option is intended as a Nonqualified Stock Option or an Incentive Stock Option.

2. Number of Shares Covered. Each Option Agreement shall specify the number of shares of Common Stock subject to the pertinent Option.

3. Exercise Period.

a. In General. Each Option Agreement shall specify the period (or periods) during which the pertinent Option (or portions thereof) may be exercised, and shall provide that the Option (or such portion) shall expire at the end of such period (or periods). Except as otherwise provided herein, any Option must be exercised during the period of the Employee’s employment with Rouge Steel Company. No Option may be exercised later than ten (10) years from the date it is granted.

b. Retirement. In the event of the Retirement of the Optionee, his/her Option shall be exercisable for a period of three (3) years after the date of Retirement (or, in the case of any ISO held by an Optionee who is not Disabled, three (3) months after such date), or during the remainder of the original term of the Option, whichever is shorter.

c. Disability. In the event of the cessation of the Employee’s employment by reason of Disability, the Option shall be exercisable for a period of three (3) years after the date of cessation of such employment (or, in the case of any ISO held by an Optionee who is Disabled, one (1) year after such date), or during the remainder of the original term of the Option, whichever period is shorter.

d. Termination of Employment. In the event of the cessation of the Optionee’s employment for any reason other than Retirement, Disability or death, the Option shall expire on the date of termination of employment from Rouge Steel Company, if not earlier expired in accordance with its terms.

e. Death. In the event of the Optionee’s death (whether during his or her employment with Rouge Steel Company or during any applicable post-termination exercise period), the Option shall be exercisable by the Beneficiary(ies) of the decedent for a period of one (1) year after the date of the Employee’s death (or, in the case of ISOs, for a period of three (3) months after the Employee’s death), or, if the decedent’s death occurs subsequent to his or her Retirement, Disability or termination of employment for any other reason, during the period the decedent would have been permitted to exercise the Option (had he or she survived), if that period is shorter. Notwithstanding the foregoing, however, in no event may any Option be exercised after its original term.

f. Extension or Reduction of Exercise Period. In the circumstances set forth in subsections “b” through “e” of this Section, the Committee may extend or reduce the length of the exercise period, but may not extend any such period beyond the original term of the Option (or, insofar as this paragraphs related to Freestanding SARs pursuant to Section 7, the SAR). Further, with respect to ISOs, as a condition of any such extension, the holder shall be required to deliver to the Company a release which provides that such holder holds the Company and Rouge Steel Company harmless with respect to any adverse tax consequences the holder may suffer by reason of any such extension.

g. Change in Control. Notwithstanding the terms of any Option Agreement, but subject to the other provisions of this Section 6, in the event of the occurrence of a Change in Control, as defined herein, prior to an Optionee’s retirement, disability, termination of employment or death, all outstanding Options shall become fully vested and exercisable.

      For purposes of this Plan, “Change in Control” means the occurrence of any of the following events:

(1) The Company or Rouge Steel Company is merged, consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than 55% of the combined voting power of the then-outstanding Voting Stock of such corporation or person immediately after such transaction are held in the aggregate by the Company or Rouge Steel Company or by the holders of Voting Stock of the Company immediately prior to such transaction;

(2) The Company or Rouge Steel Company sells or transfers all or substantially all of its assets to another corporation or other legal person, and as a result of such sale or transfer less than 55% of the combined voting power of the then-outstanding Voting Stock of such corporation or other legal person immediately after such sale or transfer is held in the aggregate by the Company or Rouge Steel Company or by the holders of Voting Stock of the Company immediately prior to such sale or transfer;

(3) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company or Rouge Steel Company will occur in the future pursuant to a then-existing contract or transaction which when consummated would be a Change in Control determined without regard to this subsection (3);

(4) If, during any period of two (2) consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof; provided, however, that for purposes of this subsection (4), each director who is first elected, or first nominated for election by the Company’s stockholders, by a vote of at least two-thirds of the directors of the Company (or a committee thereof) then still in office who were directors of the Company at the beginning of any such period will be deemed to have been a director of the Company at the beginning of such period; or

(5) Unless otherwise determined by a majority vote of the Board of Directors of the Company in the case of a corporate structure reorganization, the shareholders of the Company approve, pursuant to applicable state law requirements, a complete liquidation or dissolution of the Company or Rouge Steel Company.

      Notwithstanding the foregoing provisions of subparagraph (3) above, unless otherwise determined in a specific case by a majority vote of the Board of Directors of the Company, a “Change in Control” shall not be deemed to have occurred for purposes of subparagraph (3) above solely because the Company, a subsidiary, or any Company-sponsored employee stock ownership plan or any other employee benefit plan of the Company or any subsidiary either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Securities Exchange Act of 1934 disclosing beneficial ownership by it of shares of Voting Stock, whether in excess of 20% or otherwise, or because the Company reports that a Change in Control of the Company has occurred or will occur in the future by reason of such beneficial ownership.

      For purposes of these provisions, “Voting Stock” means securities entitled to vote generally in the election of directors.

4. Exercise Price. The Exercise Price shall be determined by the Committee at the time any Option is granted and shall be set forth in the Option Agreement.

5. Manner of Exercise. The specified number of shares with respect to which an Option is exercised will, subject to applicable tax withholding, be issued following receipt by the Company of (i) written notice of such exercise from the optionee (in such form as the Committee shall have specified in the Option Agreement or otherwise) of an Option delivered to the Corporate Secretary or Senior Vice President, Corporate Relations and External Affairs of the Company or such other Officer as may be designated by the Committee, and (ii) payment to the Company, as provided herein, of the Exercise Price.

6. Payment for Shares. The Exercise Price for the number of shares of Common Stock with respect to which an Option is exercised shall be paid in full when the Option is exercised. Unless otherwise provided in the Option Agreement, the Exercise Price may be paid, in whole or in part, in (i) cash, (ii) whole shares of Common Stock, valued at their then Fair Market Value, (iii) if permitted in the sole discretion of the Committee (taking into account, without limitation, Section 16 of the Exchange Act), through the withholding of shares issuable upon exercise of the Option valued at their then Fair Market Value, or (iv) by a combination of such methods of payment. The Company may enter into any arrangement permitted under applicable laws to facilitate the “cashless” exercise of any Option.

      B. Effect of Exercise of Option on Tandem SAR.

      Upon the exercise of an Option with respect to which a Tandem SAR has been granted, the number of shares of Common Stock with respect to which the SAR shall be exercisable shall be reduced by the number of shares with respect to which the Option has been exercised.

      SECTION 7. STOCK APPRECIATION RIGHTS.

      A. Terms and Conditions.

1. Type of SAR. Each SAR Agreement shall specify whether it relates to a Tandem SAR or to Freestanding SARs.

2. Number of Optioned Shares or Freestanding SARs. In the case of any Tandem SAR, the SAR Agreement shall specify the Option and the number of shares of Common Stock subject thereto to which the SAR relates. Any SAR Agreement relating to Freestanding SARs shall specify the number of such SARs to which it relates.

3. Exercise Period. Each SAR Agreement shall specify the period during which the pertinent SAR(s) may be exercised and shall provide that the SAR(s) shall expire at the end of each period (or periods). For a Freestanding SAR, such expiration date shall be no later than ten (10) years from the date of grant thereof. For Tandem SARs, such expiration date(s) shall be no later than the date(s) of expiration of the related Option and a Tandem SAR shall be exercisable during its term only when and to the extent the related Option is exercisable. A Freestanding SAR shall be exercisable only during the period of the grantee’s employment with Rouge Steel Company and for such post-termination exercise period as would apply under the provisions of Section 6(A)(3)(b)-(f) had the Freestanding SAR Award to the grantee instead been an Award of NQSOs.

4. Manner of Exercise. A SAR granted under the Plan shall be exercised by the holder by delivery to the Corporate Secretary or Senior Vice President, Corporate Relations and External Affairs of the Company of written notice of exercise in such form as the Company shall have specified in the SAR Agreement or otherwise.

5. Payment to Holder. If the form of consideration to be received upon exercise of the SAR is not specified in the Agreement governing the SAR, upon the exercise thereof, the holder may request the form of consideration he or she wishes to receive in satisfaction of such SAR, which may be in shares of Common Stock (valued at Fair Market Value on the date of exercise of the SAR), or in cash, or partly in cash and partly in shares of Common Stock, as the holder shall request; provided, however, that the Committee, in its sole discretion (taking into account, without limitation, Section 16 of the Exchange Act), may consent to or disapprove any request of the Employee to receive cash in full or partial settlement of such SAR. Payment shall be subject to applicable tax withholding.

      B. Effect of Exercise of Tandem SAR on Related Option.

Upon the exercise of a Tandem SAR, the number of shares covered by the related Option shall be reduced by the number of shares of Common Stock with respect to which such SAR is exercised.

      SECTION 8. RESTRICTED STOCK AWARDS.

      A. Terms and Conditions.

The general terms and conditions of any Restricted Stock Award shall be set forth in the applicable Agreement. Such Agreement shall specify the number of shares of Common Stock subject to the Award, and the applicable Restriction Period or Periods. Any such Agreement may (or, to the extent Section 162(m) Relief is sought, shall) provide for forfeiture of shares covered thereby if specified Performance Measures are not attained during a Restriction Period and/or for termination of any Restriction Period upon attainment of Performance Measures, but in no event may any such Agreement permit termination of any Restriction Period earlier than three (3) years after the date of grant of the pertinent Award.

      B. Certificates Evidencing Ownership of Restricted Stock.

During the Restriction Period, a certificate representing the Restricted Stock shall be registered in the recipient’s name and bear a restrictive legend to the effect that ownership of such Restricted Stock, and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms, and conditions provided in the Plan and the applicable Agreement.

Such certificate, the Restricted Stock certificate, shall be deposited by the recipient with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock evidenced by the Restricted Stock certificate in the event it is forfeited. Upon the termination of an applicable Restriction Period, and subject to remittance of applicable withholding tax, a certificate or certificates evidencing ownership of the number of shares of Common Stock theretofore evidenced by the Restricted Stock certificate, free of restrictive legend (other than any relating to a right of first refusal of the Company or required by any applicable securities laws), shall be issued to the Employee, his or her Beneficiary(ies), or Legal Representative, promptly after the expiration of the Restriction period.

      C. Rights With Respect to Shares During Restriction Period.

Subject to the terms and conditions of the Agreement governing a particular Restricted Stock Award, the Employee, as the owner of the Common Stock issued as Restricted Stock, shall have all rights of a shareholder, including, but not limited to, voting rights, the right to receive cash or stock dividends thereon, and the right to participate in any capital adjustment of the Company. The Committee may, at the time of grant and otherwise in its sole discretion, provide for the deferral of the payment of cash dividends otherwise payable until the expiration of the applicable Restriction Period. Any distributions with respect to shares of Restricted Stock other than in the form of cash shall be held by the Company, and shall be subject to the same restrictions as the shares with respect to which such distributions were made.

      D. Reduction of Length of Restriction Period.

The Committee may, at any time, reduce the length of the Restriction Period with respect to any shares comprising a Restricted Stock Award; provided, however, that subject to the provisions of Section 13 hereof, in no event shall such Restriction Period be less than three (3) years from the date of grant of the Restricted Stock Award.

      E. Effect of Termination of Employment by Recipient During Restriction Period.

In the event the employment with Rouge Steel Company of a recipient of a Restricted Stock Award shall terminate during the Restriction Period by reason of death or Disability, the restrictions with respect to the shares comprising such Award shall lapse, unless otherwise determined by the Committee.

In the event the employment with Rouge Steel Company of a recipient of a Restricted Stock Award shall terminate during the Restriction Period by reason of the recipient’s Retirement, or for any other reason other than death or Disability, the shares comprising the Award shall be forfeited by such Employee, unless otherwise determined by the Committee.

      SECTION 9. PERFORMANCE SHARE AWARDS.

A. Terms and Conditions.

The general terms and conditions of any Performance Share Award shall be set forth in the applicable Agreement. Such Agreement shall specify the number of Performance Shares subject to the Award, the Performance Period(s) and the Performance Measures applicable to the Award.

B. Following the end of a Performance Period applicable to a granted Award, the Committee will determine the extent (if any) to which Performance Measures established for the Award were attained and, accordingly, the consideration (if any) to which the holder of the Award becomes entitled. The Committee may, in its sole discretion, determine that such holder will be entitled to less than the maximum permitted consideration pursuant to such Award; provided, that the Committee has reserved unto itself this flexibility at the time of grant. The Committee shall, where required for Section 162(m) Relief and Section 162(m) Relief is sought, certify in writing, prior to payment of the consideration, that the Performance Measures were in fact satisfied.

C. Payment.

The Committee shall determine, in its sole discretion (taking into account, without limitation, Section 16 of the Exchange Act), the manner of payment upon attainment of Performance Measures during a Performance Period, which may include (i) cash equal to the Fair Market Value (as of the end of the Performance Period) of the Performance Shares, (ii) delivery of the Performance Shares subject to the Performance Share Award, without restrictions, or subject to any restrictions the Committee may impose, or (iii) a combination of cash and Performance Shares. Payment to the recipient shall be subject to any applicable withholding tax.

If, following the completion of a Performance Period, it is the determination of the Committee that Performance Shares be delivered to the Employee in the form of shares of Restricted Stock, the recipient must execute a Restricted Stock Agreement as a condition of the issuance of such shares in his or her name.

D. Effect of Termination of Employment During Performance Period.

An Employee must be employed by Rouge Steel Company at the end of a Performance Period to be entitled to settlement of the Performance Share Award for such Period; provided, however, that in the event of an Employee’s termination of employment before the end of such Period, the Committee may, in its sole discretion, limit any forfeiture in any manner it deems appropriate, to the extent that, in its sole discretion, it determines doing so would be equitable or in the best interests of the Company.

      SECTION 10. WITHHOLDING TAXES.

      The Company will, if required by applicable law, cause to be withheld Federal, state and/or local taxes in connection with the exercise, vesting or settlement of an Award. Unless otherwise provided in the applicable Agreement, each Employee may satisfy any such tax withholding obligation by any of the following means, or by a combination of such means: (i) a cash payment; (ii) by delivery to the Company or Rouge Steel Company a number of shares of Common Stock having a Fair Market Value, as of the Tax Withholding Date, sufficient to satisfy the amount of the withholding tax obligation arising from an exercise, vesting or settlement of an Award; (iii) if permitted in the sole discretion of the Committee (taking into account, without limitation, Section 16 of the Exchange Act), by authorizing the withholding from the shares of Common Stock otherwise issuable to the Employee pursuant to the exercise or vesting of an Award, a number of shares having a Fair Market Value, as of the Tax Withholding Date, which will satisfy the amount of the withholding tax obligation; or (iv) by a combination of such methods of payment. If the amount requested is not paid, the Company may refuse to satisfy the Award.

      SECTION 11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

      In the event of any change in the outstanding Common Stock by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, split-up, split-off, spin-off, spin-away, liquidation or other similar change in capitalization, or any distribution to common stockholders other than cash dividends, the number or kind of shares that may be issued under the Plan pursuant to Section 3, and the number or kind of shares subject to any outstanding Award, shall be automatically adjusted, and the Committee shall be authorized to make such other equitable adjustment of any Award or shares issuable pursuant thereto, or in any Performance Measures related to any Award, so that the proportionate interest of the Employee shall be maintained as before the occurrence of such event. Any such adjustment shall be conclusive and binding for all purposes of the Plan.

      SECTION 12. AMENDMENT AND TERMINATION.

      Subject to the following sentences of this Section 12, the Board or the Committee may at any time terminate, modify or amend the Plan in such respects as it shall deem advisable; provided, that the Board or the Committee may not make any amendment in the Plan that would, if such amendment were not approved by the shareholders, cause the Plan to fail to comply with (A) Section 16 of the Exchange Act (or Rule 16b-3), (B) any other requirement of applicable law or regulation, or (C) the requirements for Section 162(m) Relief to the extent Section 162(m) Relief is sought, unless and until the approval of the shareholders is obtained. Under no circumstances, without shareholder approval, may the Plan be amended or modified to permit the exercise of an Option at less than the Exercise Price. The termination or any modification or amendment of the Plan shall not, without the consent of the Employee, adversely affect his or her rights under an Award previously granted, unless required by applicable law.

      SECTION 13. MISCELLANEOUS PROVISIONS.

      A. No Employee or other person shall have any claim or right to be granted an Award under the Plan.

      B. Except for ISOs and related Tandem SARs which shall not be transferable other than by will or the laws of descent and distribution, (i) an Employee’s Options or SARs may be transferred, in whole or in part, either directly or by operation of law or otherwise only to immediate family members of the Employee sharing the same household, a trust established for the benefit of the

Employee or immediate family members of the Employee sharing the same household, or partnership in which the Employee and immediate family members sharing the same household are the only partners, and in any event only to the extent such transfer effects only a change in the form of beneficial ownership without changing an Employee’s pecuniary interest in such Options or SARs under the Plan and is not the exercise (except in accordance with the terms of the Plan) or conversion of a derivative security, or deposit or withdrawal from a voting trust to the extent exempt pursuant to Rule 16a-13 of the Securities and Exchange Commission, as then in effect, or (ii) an Employee’s rights and interests under the Plan or with respect to any Option, SAR or Performance Share Award may be transferred pursuant to a domestic relations order to the extent exempt pursuant to Rule 16a-12 of the Securities and Exchange Commission, as then in effect; provided further, however, an Employee’s rights and interests under the Plan or with respect to Options, SARs, or Performance Share Awards shall not otherwise be assigned or transferred in whole or in part, either directly or by operation of law, or otherwise except in the event of Employee’s death, by will or the laws of descent and distribution (including, without limitation, by way of execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner). An Option or SAR (and any right to satisfy tax withholding obligations, or to pay any portion of an Exercise Price, through withholding of shares otherwise issuable pursuant to the exercise or vesting of an Award) shall be exercisable, during an Employee’s lifetime, only by such Employee, his or her Beneficiary or his or her Legal Representative. Grant of any Option, SAR or Performance Share Award shall not confer upon the grantee any rights of a shareholder with respect to any shares subject to such Award.

      C. The Plan, the grant, exercise, vesting and/or settlement of Awards thereunder, and the obligations of the Company to satisfy Awards shall be subject to all applicable Federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required, and the Committee may impose any additional restrictions with respect to Awards in order to comply with any legal requirements applicable to Awards or to qualify for any exemption it may deem appropriate.

      D. The expenses of the Plan shall be borne by the Company.

      E. By accepting an Award under the Plan, each Employee and each Legal Representative or Beneficiary shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company or the Board.

      F. Nothing in the Plan, or in any Agreement entered into pursuant to the Plan, shall confer on an Employee any right to continue in the employ of the Company or Rouge Steel Company, or in any way affect the Company’s or Rouge Steel Company’s right to terminate the Employee’s employment without prior notice at any time for any reason or for no reason.

      G. Participation in the Plan shall not affect an Employee’s eligibility to participate in any other benefit or incentive plan of the Company or Rouge Steel Company. Awards under the Plan are not considered earnings for purposes of the Rouge Steel Company Savings Plan for Salaried Employees, the Rouge Steel Company Salaried Employee Retirement Plan, Rouge Steel Company insurance or other employee benefit programs.

      H. With respect to shares acquired upon the exercise of Options or Stock Appreciation Rights and with respect to shares acquired by an individual under a Restricted Stock Award, Performance Share Award, or otherwise under the Plan, the Company may reserve a “right of first refusal” to purchase any such shares at Fair Market Value from the holder thereof. If such right is reserved, the holder, prior to any disposition of such shares of Common Stock, shall be required to first notify the Corporate Secretary or Senior Vice President, Corporate Relations and External Affairs of the Company or such other officer as may be designated by the Committee, in writing in such form as the Committee may prescribe, of his or her intention to dispose of any such shares, and the Company will advise the holder within five (5) days whether it intends to purchase such shares, for this purpose. Fair Market Value shall be determined as of the date next preceding the date that the Company notifies the holder of its intention to purchase such shares. The Committee will designate an officer to decide whether to accept or reject such right of first refusal. If the Company does not exercise its right to purchase the shares within such period, the holder may freely dispose of the shares following expiration of such period.

      I. A breach by the Employee, his or her Beneficiary(ies), or Legal Representative, of any restrictions, terms or conditions provided in the Plan, the Agreement, or otherwise established by the Committee with respect to any Award will, unless waived in whole or in part by the Committee, cause a forfeiture of such Award.

      J. Except to the extent preempted by Federal law, the provisions of this Plan shall be interpreted and construed in accordance with the internal laws of the State of Michigan.

      K. It is the intention that the Plan at all times fully satisfy the provisions and conditions of Rule 16b-3 applicable to a Plan of this type. Accordingly, anything herein to the contrary notwithstanding, to the extent that Rule 16b-3 at any given time would require that decisions concerning the selection of Employees who are or become subject to reporting requirements of Section 16 of the Exchange Act (“Section 16 Reporting Persons”) to be granted Awards hereunder, the timing, amounts, and other terms of such Awards, and the form of settlement of any such Awards be made only by the Committee, all such decisions by the Committee shall be final and conclusive and not subject to reversal or modification by the Board. Moreover, irrespective of any rights or discretionary power which a Section 16 Reporting Person holding a pertinent Award otherwise would possess hereunder or under the Agreement evidencing such Award concerning the timing of exercise of a SAR, the manner of paying the Exercise Price for an exercised Option, a request or election concerning the form of settlement of a SAR, or the manner of satisfying tax withholding objections arising with respect to any Award, the Section 16 Reporting Person shall be entitled to exercise such rights and discretion only at such times and manner and under such other conditions as at the time are contemplated by the applicable provisions of Rule 16b-3 and any attempt otherwise to exercise such rights or discretion shall be void and of no effect.

PROXY
ROUGE INDUSTRIES, INC.
3001 Miller Road
P.O. Box 1699
Dearborn, Michigan 48121-1699

This proxy is solicited on behalf of the Board of Directors of Rouge Industries, Inc.

   Phyllis J. Holmes and Michael C. Tuomey and each of them, with full power of substitution, are hereby appointed the proxies of, and authorized to represent, the undersigned and to vote all of the shares of common stock of Rouge Industries, Inc. entitled to be voted by the undersigned as of March 17, 2003 as directed below and, in their discretion, on all other matters which may properly come before the Annual Meeting of Stockholders (the “Meeting”) to be held at the Gate 2 Training Center, Rouge Steel Company, Dearborn, Michigan 48121, on Wednesday, May 14, 2003 at 10:00 a.m. and at any adjournment thereof as if the undersigned were present and voting at the Meeting.

   Whether or not you expect to attend the Meeting, you are urged to execute and return this proxy, which you may revoke at any time prior to its use.

IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR ALL ITEMS.

Item 1 — Election of the following nominees for Class III Directors: Carl L. Valdiserri and Clayton P. Shannon.

☐	FOR all nominees	☐	WITHHOLD AUTHORITY
	with exceptions listed		FOR ALL NOMINEES

Withhold for the following nominee(s) only (To withhold authority to vote for any nominee, write that nominee’s name in the space below.)

Item 2 — Amend and restate the Amended and Restated Certificate of Incorporation.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Item 3 — Authorization of additional shares of Class A Common Stock for award pursuant to the Outside Director Equity Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Item 4 — Adoption of the 2004 Stock Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Item 5 — Ratification of appointment of PricewaterhouseCoopers LLP as independent public accountants for the year ending December 31, 2003.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Please date and sign this proxy exactly as your name appears on the reverse side of this proxy and return it promptly in the postage-paid return envelope. When shares are held by joint tenants, both should sign. If a corporation, please sign the full corporate name by an authorized officer. If a partnership, please sign the partnership name by an authorized person.

The undersigned hereby acknowledge(s) receipt of Rouge Industries, Inc. Annual Report to Shareholders and of the notice of the Annual Meeting of Stockholders and Proxy Statement relating to the Meeting.

Date: , 2003
	Signature	Signature

PLEASE MARK, SIGN AND DATE THIS PROXY PROMPTLY AND MAIL IT IN THE ENCLOSED ENVELOPE. TO BE VALID, THIS PROXY MUST BE SIGNED AND DATED.